EXHIBIT 10.12

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Master Manufacturing Services Agreement

       EXECUTION VERSION

CONFIDENTIAL

Master Manufacturing Services Agreement

July 28, 2017

PARATEK PHARMACEUTICALS, INC.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Master Manufacturing Services Agreement

Table of Contents

ARTICLE 1 STRUCTURE OF AGREEMENT AND INTERPRETATION		1
1.1	Master Agreement.	1
1.2	Product Agreements.	2
1.3	Definitions.	2
1.4	Currency.	8
1.5	Sections and Headings.	8
1.6	Singular Terms.	8
1.7	Appendix 1, Schedules and Exhibits.	8
ARTICLE 2 PATHEON'S MANUFACTURING SERVICES		9
2.1	Manufacturing Services.	9
2.2	Active Material Yield.	11
ARTICLE 3 CLIENT'S OBLIGATIONS		13
3.1	Payment.	13
3.2	Active Materials and Qualification of Additional Sources of Supply.	13
ARTICLE 4 [* * *] COMPONENT COSTS		14
4.1	First Year Pricing.	14
4.2	Price Adjustments – Subsequent Years’ Pricing.	14
4.3	[* * *].	16
4.4	Price Adjustments – Current Year Pricing.	16
4.5	Adjustments Due to Technical Changes or Regulatory Authority Requirements.	17
4.6	Multi-Country Packaging Requirements.	17
ARTICLE 5 ORDERS, SHIPMENT, INVOICING, PAYMENT		17
5.1	Orders and Forecasts.	17
5.2	Reliance by Patheon.	19
5.3	Minimum Orders.	20
5.4	Delivery and Shipping.	20
5.5	Invoices and Payment.	20
ARTICLE 6 PRODUCT CLAIMS AND RECALLS		20
6.1	Product Claims.	20
6.2	Product Recalls and Returns.	21
6.3	Patheon’s Responsibility for Defective and Recalled Products.	22
6.4	Disposition of Defective or Recalled Products.	22
6.5	Healthcare Provider or Patient Questions and Complaints.	23
6.6	[* * *].	23

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Master Manufacturing Services Agreement

ARTICLE 7 CO-OPERATION		23
7.1	Quarterly Review.	23
7.2	Governmental Agencies.	23
7.3	Records and Accounting by Patheon.	23
7.4	Inspection.	24
7.5	Access.	24
7.6	Notification of Regulatory Inspections.	24
7.7	Reports.	24
7.8	Regulatory Filings.	24
7.9	Technology Transfer.	26
ARTICLE 8 TERM AND TERMINATION		26
8.1	Initial Term.	26
8.2	Termination for Cause.	27
8.3	Obligations on Termination.	27
ARTICLE 9 REPRESENTATIONS, WARRANTIES AND COVENANTS		29
9.1	Authority.	29
9.2	Client Warranties.	29
9.3	Patheon Warranties.	30
9.4	Permits.	31
9.5	No Warranty.	31
ARTICLE 10 REMEDIES AND INDEMNITIES		31
10.1	Consequential and Other Damages.	31
10.2	Limitation of Liability.	31
10.3	Patheon Indemnity.	32
10.4	Client Indemnity.	32
10.5	Reasonable Allocation of Risk.	33
ARTICLE 11 CONFIDENTIALITY		33
11.1	Confidential Information.	33
11.2	Use of Confidential Information.	33
11.3	Exclusions.	34
11.4	Photographs and Recordings.	34
11.5	Permitted Disclosure.	34
11.6	Marking.	35
11.7	Return of Confidential Information.	35
11.8	Remedies.	35

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Master Manufacturing Services Agreement

ARTICLE 12 DISPUTE RESOLUTION		35
12.1	Commercial Disputes.	35
12.2	Technical Dispute Resolution.	36
ARTICLE 13 MISCELLANEOUS		36
13.1	Inventions.	36
13.2	Intellectual Property.	37
13.3	Compliance with Tufts License.	37
13.4	Insurance.	39
13.5	Independent Contractors.	39
13.6	No Waiver.	40
13.7	Assignment and Subcontracting.	40
13.8	Force Majeure.	41
13.9	Additional Product.	41
13.10	Notices.	41
13.11	Severability.	42
13.12	Entire Agreement.	42
13.13	Other Terms.	42
13.14	No Third Party Benefit or Right.	42
13.15	Execution in Counterparts.	43
13.16	Use of Client Name.	43
13.17	Taxes.	43
13.18	Governing Law.	44
13.19	Further Assurances..	45
13.20	Supply and Quality Committee	45

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Master Manufacturing Services Agreement

MASTER MANUFACTURING SERVICES AGREEMENT

THIS MASTER MANUFACTURING SERVICES AGREEMENT (the “Agreement”) is made as of July 28, 2017 (the “Effective Date”)

B E T W E E N:

PATHEON UK LIMITED,

a corporation existing under the laws of England whose registered office is at Kingfisher Drive, Covingham, Swindon, SN3 5BZ, United Kingdom

(“Patheon”),

- and -

PARATEK PHARMACEUTICALS, INC.,

a corporation existing under the laws of Delaware

of 4th Floor, 75 Park Plaza,

Boston, MA 02116, USA

(“Client”, along with Patheon, the “Parties” and each, a “Party”).

THIS AGREEMENT WITNESSES THAT in consideration of the rights conferred and the obligations assumed herein, and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each Party), and intending to be legally bound the Parties agree as follows:

ARTICLE 1

Structure of Agreement and Interpretation

1.1Master Agreement.

This Agreement establishes the general terms and conditions under which Patheon or, subject to the terms of this Agreement, any Affiliate of Patheon as of the Effective Date may perform Manufacturing Services for Client or any Affiliate of Client, at the manufacturing site where Patheon or the relevant Affiliate of Patheon resides. This “master” form of agreement is intended to allow the Parties, or any of their Affiliates, to contract for the manufacture of multiple Products through Patheon’s global network of manufacturing sites through the issuance of site specific Product Agreements without having to re-negotiate the basic terms and conditions contained herein.  For Client’s [* * *] Product, Injectable Omadacycline, Patheon shall manufacture such Product for commercial use in [* * *], moving to [* * *] as required volumes of Product increase in the years following Product launch.  The Parties agree that a separate technology

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Master Manufacturing Services Agreement

transfer agreement shall be agreed prior to such move within the Manufacturing Site, setting out the terms of the technology transfer.   Product manufactured by Patheon in the PDS Area prior to the Effective Date may be released for commercial use on or after the Effective Date, and the terms of this Agreement (and not any prior agreement entered into between the Parties) shall apply to the release of the Product for commercial use and generally thereafter (including, without limitation, recall, insurance and liability and indemnities).

1.2Product Agreements.

This Agreement is structured so that a Product Agreement may be entered into by the Parties for the manufacture of a particular Product or multiple Products at a Patheon manufacturing site. Each Product Agreement will be governed by the terms and conditions of this Agreement unless the Parties to the Product Agreement expressly modify the terms and conditions of this Agreement in the Product Agreement.  Unless otherwise agreed by the Parties, each Product Agreement will be in the general form and contain the information set forth in Appendix 1 hereto.

1.3Definitions.

The following terms will, unless the context otherwise requires, have the respective meanings set out below and grammatical variations of these terms will have corresponding meanings:

“Active Materials”, “Active Pharmaceutical Ingredients” or “API” means the materials listed in a Product Agreement on Schedule D;

[* * *]

“Actual Annual Yield” or “AAY” has the meaning specified in Section 2.2(a);

[* * *]

“Affiliate” means:

(a)	a business entity which owns, directly or indirectly, a controlling interest in a Party to this Agreement, by stock ownership or otherwise; or
(b)	a business entity which is controlled by a Party to this Agreement, either directly or indirectly, by stock ownership or otherwise; or
(c)	a business entity, the controlling interest of which is directly or indirectly common to the majority ownership of a Party to this Agreement;

For this definition, “control” means the ownership of shares carrying at least a majority of the votes for the election of the directors of a corporation;

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Master Manufacturing Services Agreement

“Annual Product Review Report” means the annual product review report prepared by Patheon or an Affiliate of Patheon as described in Title 21 of the United States Code of Federal Regulations, Section 211.180(e);

“Annual Report” means the annual report to the FDA which is required to be prepared and filed by Client regarding the Product as described in Title 21 of the United States Code of Federal Regulations, Section 314.81(b)(2);

“Annual Volume” means the minimum volume of Product to be manufactured in any Year of this Agreement as set forth in a Product Agreement on Schedule B;

“Applicable Laws” means [* * *].

“Authority” means any governmental or regulatory authority, department, body or agency or any court, tribunal, bureau, commission or other similar body, whether federal, state, provincial, county or municipal;

“Bill Back Items” means the expenses for all third party supplier fees for the purchase or use of columns, standards, tooling, non-standard pallets, PAPR or PPE suits (where applicable) and other project-specific items necessary for Patheon to perform the Manufacturing Services, and which are not included as Components;

“Breach Notice” has the meaning specified in Section 8.2(a);

“Business Day” means a day other than a Saturday, Sunday or a day that is a statutory holiday in (a) Boston, Massachusetts, (b) United Kingdom or (c) the jurisdiction where the relevant Manufacturing Site is located;

“Calendar Quarter” means, with respect to any given calendar year, the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31; provided, however, that (a) the first Calendar Quarter of the Term shall extend from the Effective Date to the end of the first complete Calendar Quarter thereafter and (b) the last Calendar Quarter of the Term shall end upon the effective date of expiration or termination of this Agreement;

[* * *]

“Capital Equipment Agreement” means a separate agreement that the Parties may enter into that will address responsibility for the purchase of capital equipment and facility modifications that may be required to perform the Manufacturing Services under a particular Product Agreement;

“cGMPs” means, as applicable, current good manufacturing practices as described in:

(a)	Parts 210 and 211 of Title 21 of the United States' Code of Federal Regulations;

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Master Manufacturing Services Agreement

(b)	EC Directive 2003/94/EC; and
(c)	Division 2 of Part C of the Food and Drug Regulations (Canada);

together with the latest Health Canada, FDA and EMA guidance documents pertaining to manufacturing and quality control practice, all as updated, amended and revised from time to time;

“Client Intellectual Property” means Intellectual Property [* * *];

“Client Property” has the meaning specified in Section 8.3(a)(vi);

“Client Representatives” has the meaning specified in Section 10.3(a);

“Client-Supplied Components” means those Components to be supplied by Client or that have been supplied by Client;

“Components” means, collectively, all packaging components, raw materials, ingredients, and other materials (including labels, product inserts and other labelling for the Products) required to manufacture the Products in accordance with the Specifications, other than the Active Materials;

“Confidential Information” has the meaning specified in Section 11.1;

[* * *];

“CTD” has the meaning specified in Section 7.8(c);

“Deficiencies” have the meaning specified in Section 7.8(d);

“Deficiency Notice” has the meaning specified in Section 6.1(a);

“Delivery Date” means the date scheduled for shipment of Product under a Firm Order as set forth in Section 5.1(d);

“Disclosing Party” has the meaning specified in Section 11.1;

“EMA” means the European Medicines Agency;

“FDA” means the United States Food and Drug Administration;

“Firm Orders” have the meaning specified in Section 5.1(c);

“Force Majeure Event” has the meaning specified in Section 13.8;

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Master Manufacturing Services Agreement

“Gross Negligence” means [* * *];

“GST” has the meaning specified in Section 13.17(a)(iii);

“Health Canada” means the section of the Canadian Government known as Health Canada and includes, among other departments, the Therapeutic Products Directorate and the Health Products and Food Branch Inspectorate;

[* * *];

“Initial Product Term” has the meaning specified in Section 8.1;

“Initial Term” has the meaning specified in Section 8.1;

“Intellectual Property” includes, without limitation, rights in patents, patent applications, formulae, trademarks, trademark applications, trade-names, Inventions, copyrights, industrial designs, trade secrets, and know how;

“Invention” means information about any innovation, improvement, development, discovery, computer program, device, trade secret, method, know-how, process, technique or the like, whether or not written or otherwise fixed in any form or medium, regardless of the media on which it is contained and whether or not patentable or copyrightable;

“Inventory” means all inventories of Components and work-in-process produced or held by Patheon for the manufacture of the Products but, for greater certainty, does not include the Active Materials;

“Laws” means all laws, statutes, ordinances, regulations, rules, by-laws, judgments, decrees or orders of any Authority;

“Long Term Forecast” has the meaning specified in Section 5.1(a);

“Manufacturing Services” means the manufacturing, quality control, quality assurance, stability testing, packaging, and related services, as set forth in this Agreement, required to manufacture Product or Products using the Active Materials, Components, and Bill Back Items;

“Manufacturing Site” means the facility owned and operated by Patheon or an Affiliate of Patheon where the Manufacturing Services will be performed as identified in a Product Agreement;

“Materials” means all Components and Bill Back Items required to manufacture the Products in accordance with the Specifications, other than the Active Materials;

[* * *]

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Master Manufacturing Services Agreement

“Minimum Order Quantity” means the minimum number of batches of a Product to be produced during the same cycle of manufacturing as set forth in a Product Agreement on Schedule B;

“Obsolete Stock” has the meaning specified in Section 5.2(b);

“PAI” has the meaning specified in Section 7.5;

[* * *]

“Patheon Intellectual Property” means Intellectual Property [* * *];

“Patheon Representatives” has the meaning specified in Section 10.4(a);

“Price” means the fees to be charged by Patheon for performing the Manufacturing Services, and includes the cost of Components (other than Client-Supplied Components), certain cost items as set forth in a Product Agreement on Schedule B, and annual stability testing fees as set forth in a Product Agreement on Schedule C;

“Product(s)” means the product(s) listed in a Product Agreement on Schedule A;

“Product Agreement” means the agreement between Patheon and Client issued under this Agreement in the form set forth in Appendix 1 (including Schedules A to D) under which Patheon will perform Manufacturing Services at a particular Manufacturing Site;

“Product Claims” have the meaning specified in Section 6.3(c);

“Quality Agreement” means the agreement between the Parties entering into a Product Agreement, or between the applicable Affiliate of Patheon and Client if the Manufacturing Services are subcontracted to such Affiliate by Patheon, that sets out the quality assurance standards and the Specifications for the Manufacturing Services to be performed by Patheon for Client;

“Recall” has the meaning specified in Section 6.2(a);

“Recipient” has the meaning specified in Section 11.1;

“Regulatory Approval” has the meaning specified in Section 7.8(a);

“Regulatory Authority” means the FDA, EMA, and Health Canada and any other foreign regulatory agencies competent to grant marketing approvals for pharmaceutical products including the Products in the Territory;

“Remediation Period” has the meaning specified in Section 8.2(a);

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Master Manufacturing Services Agreement

“Representatives” means a Party’s directors, officers, employees, advisers, agents, consultants, subcontractors, service partners, professional advisors, or representatives;

[* * *];

“Shortfall” has the meaning specified in Section 2.2(b);

“Specifications” means the file, for each Product, which is given by Client to Patheon in accordance with the procedures listed in a Product Agreement on Schedule A and which contains documents relating to each Product, including, without limitation:

(a)	specifications for Active Materials and Components;
(b)	manufacturing specifications, directions, and processes;
(c)	storage requirements;
(d)	all environmental, health and safety information for each Product including material safety data sheets; and
(e)	the finished Product specifications, packaging specifications and shipping requirements for each Product;

all as updated, amended and revised from time to time by Client in accordance with the terms of this Agreement;

“Supply and Quality Committee” has the meaning specified in Section 13.20;

“Surplus” has the meaning specified in Section 2.2(c);

“Target Yield” has the meaning specified in Section 2.2(a);

“Target Yield Determination Batches” has the meaning specified in Section 2.2(a);

“Technical Dispute” has the meaning specified in Section 12.2;

“Term” has the meaning specified in Section 8.1;

“Territory” means the geographic area described in a Product Agreement where Products manufactured by Patheon will be distributed by Client, as may be mutually extended by the Parties in writing from time to time (subject to agreement between the Parties on any revised costs of Manufacturing Services relating to provision of Manufacturing Services for the additional Territory or Territories);

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Master Manufacturing Services Agreement

“Third Party Rights” means the Intellectual Property of any third party;

“VAT” has the meaning specified in Section 13.17(d);

“Year” means in the first year of this Agreement or in the first year of a Product Agreement, the period from the Effective Date up to and including December 31 of the same calendar year, and thereafter will mean a calendar year;

[* * *];

“Zero Forecast Period” has the meaning specified in Section 5.1(f).

1.4Currency.

Unless otherwise agreed in a Product Agreement, all monetary amounts expressed in this Agreement are in United States Dollars.

1.5Sections and Headings.

The division of this Agreement into Articles, Sections, Subsections, an Appendix, Schedules and Exhibits and the insertion of headings are for convenience of reference only and will not affect the interpretation of this Agreement.  Unless otherwise indicated, any reference in this Agreement to a Section, Appendix, Schedule or Exhibit refers to the specified Section, Appendix, Schedule or Exhibit to this Agreement.  In this Agreement, the terms "this Agreement", "hereof", "herein", "hereunder" and similar expressions refer to this Agreement as a whole and not to any particular part, Section, Appendix, Schedule or Exhibit of this Agreement.

1.6Singular Terms.

Except as otherwise expressly stated or unless the context otherwise requires, all references to the singular will include the plural and vice versa.

1.7Appendix 1, Schedules and Exhibits.

Appendix 1 (including the Schedules thereto) and the following Exhibits are attached to, incorporated in, and form part of this Agreement:

Appendix 1	-	Form of Product Agreement (Including Schedules A to D)
Exhibit A	-	Technical Dispute Resolution
Exhibit B	-	Quarterly Active Materials Inventory Report
Exhibit C	-	[* * *]

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Master Manufacturing Services Agreement

ARTICLE 2

PATHEON'S MANUFACTURING services

2.1Manufacturing Services.

Patheon will perform the Manufacturing Services for the Territory for the Price specified in a Product Agreement in Schedules B and C to manufacture Products for Client.  Schedule B to a Product Agreement sets forth a list of cost items that are included in the Price for Products; all cost items that are not included in the Price are subject to additional fees to be paid by Client.  The fees set out in Schedules B and C to a Product Agreement may be amended as set forth in ARTICLE 4. Patheon may change the Manufacturing Site for the Products only with the prior written consent of Client, this consent not to be unreasonably withheld. In performing the Manufacturing Services, Patheon and Client agree that:

(a)	Conversion of Active Materials and Components. Patheon will convert Active Materials and Components into Product.
(b)

Quality Control and Quality Assurance.  Patheon will perform the quality control and quality assurance testing specified in the Quality Agreement.  Batch review and release to Client will be the responsibility of Patheon’s quality assurance group.  Patheon will perform its batch review and release responsibilities in accordance with Patheon’s standard operating procedures.  Each time Patheon ships Products to Client, it will give Client a certificate of analysis and certificate of compliance including a statement that the batch has been manufactured and tested in accordance with Specifications and cGMPs.  Client will have sole responsibility for the release of Products to the market.  The form and style of batch documents, including, but not limited to, batch production records, lot packaging records, equipment set up control, operating parameters, and data printouts, raw material data, and laboratory notebooks are the exclusive property of Patheon.  Specific Product related information contained in those batch documents is Client property.

(c)

Components.  Patheon will purchase all Components (with the exception of Client-Supplied Components) and will test all Components (including Client-Supplied Components) at Patheon's expense and as required by the Specifications.  Agreed Component Specifications shall be established in writing.  Patheon shall only perform I.D. testing unless otherwise agreed in writing.

(d)

Stability Testing.  Patheon will conduct stability testing on the Products in accordance with the protocols set out in the Specifications for the separate fees and during the time periods set out in Schedule C to a Product Agreement.  Patheon will not make any changes to these testing protocols without prior written approval from Client.  If a confirmed stability test failure occurs, Patheon will notify Client within one Business Day, after which Patheon and Client will jointly determine the proceedings and methods to be

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Master Manufacturing Services Agreement

undertaken to investigate the cause of the failure [* * *]. Patheon will give Client all stability test data and results at Client’s request.
(e)

Packaging and Artwork.  Patheon will package the Products in accordance with the Specifications.  Client will be responsible for the cost of artwork development.  Patheon will determine and imprint the batch numbers and expiration dates for each Product shipped.  The batch numbers and expiration dates will be affixed on the Products and on the shipping carton of each Product as outlined in the Specifications and as required by cGMPs.  Patheon will ensure that the final package for each Product complies with the agreed Specification.   Client may, in its sole discretion, make changes to labels, product inserts, and other packaging for the Products.  Those changes will be submitted by Client to all applicable Regulatory Authorities and other third parties responsible for the approval of the Products.  Client will be responsible for the cost of labelling obsolescence when changes occur, as contemplated in Section 4.5.  Patheon's name will not appear on the label or anywhere else on the Products unless: (i) required by any Applicable Laws; or (ii) Patheon consents in writing to the use of its name. At least [* * *] prior to the Delivery Date of Product for which new or modified artwork is required, Client will provide at no cost to Patheon, final camera ready artwork for all packaging Components to be used in the manufacture of the Product that meet the Specifications.  For the avoidance of doubt, the Parties acknowledge and agree that, as between the Parties, Client will be responsible for complying with any and all regulatory requirements for the labeling of the Product.

(f)

Active Materials and Client-Supplied Components.  At least [* * *] before the scheduled production date (such date to be communicated to Client by Patheon), Client will deliver the Active Materials and any Client-Supplied Components to [* * *], at no cost to Patheon, with any VAT paid by Client, in sufficient quantity to enable Patheon to manufacture the desired quantities of Product and to ship Product on the Delivery Date.  If the Active Materials and/or Client-Supplied Components are not received [* * *] before the scheduled production date, Patheon may delay the shipment of Product by the same number of days as the delay in receipt of the Active Materials and/or Client-Supplied Components.  But if Patheon is unable, despite using commercially reasonable efforts, to manufacture Product to meet this new shipment date due to prior third party production commitments, Patheon may delay the shipment until a later date as agreed to by the Parties.  All shipments of Active Material will be accompanied by certificate(s) of analysis from the Active Material manufacturer and Client, confirming the identity and purity of the Active Materials and its compliance with the Active Material Specifications. For Active Materials or Client-Supplied Components which may be subject to import or export, Client agrees that its vendors and carriers will comply with applicable requirements of the U.S. Customs and Border Protection Service and the Customs Trade Partnership Against Terrorism.  On the date of shipment, the API or Client-Supplied Components will conform to their specifications that Client has given to Patheon and the API and Client-Supplied

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Master Manufacturing Services Agreement

Components will be adequately contained, packaged, and labeled and will conform to the affirmations of fact on the container.
(g)	Bill Back Items. The Bill Back Items will be mutually agreed by the Parties and will be charged to Client at [* * *].
(h)

Validation Activities (if applicable).  Upon Client’s request, Patheon may assist in the development and approval of the validation protocols for analytical methods and manufacturing procedures (including packaging procedures) for the Products.  The fees for this service are not included in the Price and will be set out separately in Schedule C to a Product Agreement.

(i)

Additional Services.  If Client requests services other than those expressly set forth herein or in any Product Agreement (such as qualification of a new packaging configuration or shipping studies, or validation of alternative batch sizes), Patheon will provide a good faith and reasonable written quote (based on Patheon’s then-current commercial rates for such services) of the fee for the additional services and Client will advise Patheon whether it wishes to have the additional services performed by Patheon. The scope of work and fees will be set forth in a separate agreement signed by the Parties.  The terms and conditions of this Agreement will apply to these services.

2.2Active Material Yield.

(a)

Reporting.  Patheon will give Client a quarterly inventory report of the Active Materials held by Patheon using the inventory report form set out in Exhibit B, which will contain the following information for the Calendar Quarter:

Quantity Received:  The total quantity of Active Materials that complies with the Specifications and is received at the Manufacturing Site during the applicable period.

Quantity Dispensed:  The total quantity of Active Materials dispensed at the Manufacturing Site during the applicable period.  The Quantity Dispensed is calculated by adding the Quantity Received to the inventory of Active Materials that complies with the Specifications held at the beginning of the applicable period, less the inventory of Active Materials that complies with the Specifications held at the end of the period.  The Quantity Dispensed will only include Active Materials received and dispensed in commercial manufacturing of Products, including Active Materials lost in the warehouse prior to and during dispensing, and will not include any (i) Active Materials that must be retained by Patheon as samples, (ii) Active Materials contained in Product that must be retained as samples, (iii) Active Materials used in testing (if applicable), and (iv) Active Materials received or dispensed in technical transfer activities or development activities during the applicable period, including without limitation, any regulatory, stability, validation or test batches manufactured during the applicable period.

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Master Manufacturing Services Agreement

Quantity Converted:  The total amount of Active Materials contained in the Products manufactured with the Quantity Dispensed (including any additional Products produced in accordance with Section 6.3(a) or 6.3(b)), delivered by Patheon, and not rejected, recalled or returned in accordance with Section 6.1 or 6.2 because of Patheon’s failure to perform the Manufacturing Services in accordance with Specifications, cGMPs, and Applicable Laws.

Within 60 days after the end of each Year, Patheon will prepare an annual reconciliation of Active Materials on the reconciliation report form set forth in Exhibit C including the calculation of the “Actual Annual Yield” or “AAY” for the Product at the Manufacturing Site during the Year.  AAY is the percentage of the Quantity Dispensed that was converted to Products and is calculated as follows:

Quantity Converted during the Yearx100%

Quantity Dispensed during the Year

After Patheon has produced a minimum of [* * *] successful commercial production batches of Product and has produced commercial production batches for at least [* * *] at the Manufacturing Site (collectively, the “Target Yield Determination Batches”), the Parties will work in good faith to agree upon a reasonable target yield for the Product at the Manufacturing Site (the “Target Yield”). If the Parties cannot agree on such Target Yield, the Target Yield shall be determined by [* * *]. The Target Yield will thereafter be revised annually to reflect the actual manufacturing experience as agreed to by the Parties.  If, in any Year, the Parties cannot agree on any such revision to the Target Yield, the Target Yield for such Year will be [* * *].  Notwithstanding anything to the contrary in this Agreement, in no event shall the Target Yield for a Year be less then [* * *] unless such lower Target Yield is caused by factors outside Patheon’s reasonable control (for example, less potent API).

(b)	Shortfall Calculation. If the Actual Annual Yield falls more than [* * *] below the respective Target Yield in a Year, then the shortfall for the Year (the “Shortfall”) will be calculated as follows:

[* * *]

(c)

Surplus Calculation.  If the Actual Annual Yield is more than the respective Target Yield in a Year, then the surplus for that Year (the "Surplus") will be determined based on the following calculation:

[* * *]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Master Manufacturing Services Agreement

(d)	Credits
(i)	Shortfall Credit. If there is a Shortfall for a Product in a Year, then Patheon will credit Client’s account for the amount of the Shortfall not later than 60 days after the end of each Year.
(ii)

Surplus Credit.  If there is a Surplus for a Product in a Year, then Patheon will be entitled to apply the amount of the Surplus as a credit against any Shortfall for that Product which may occur in the next Year.  If there is no Shortfall in the next Year the Surplus credit will expire.

Each credit under this Section 2.2 will be summarized on the reconciliation report prepared in the form set forth in Exhibit C.  Upon expiration or termination of a Product Agreement, any remaining Shortfall credit amount owing under this Section 2.2 will be paid to Client.

(e)

Maximum Credit.  Except as set forth in Section 10.2(b), Patheon's liability for Active Materials calculated in accordance with this Section 2.2 for any Product in a Year will not exceed, in the aggregate, [* * *].

(f)	[* * *]

ARTICLE 3

CLIENT'S OBLIGATIONS

3.1Payment.

Client will pay Patheon for performing the Manufacturing Services according to the Prices specified in Schedules B and C in a Product Agreement. These Prices may be subject to adjustment under other parts of this Agreement. Client will also pay Patheon for any Bill Back Items agreed upon by the Parties pursuant to Section 2.1(g).

3.2Active Materials and Qualification of Additional Sources of Supply.

(a)

Client will at its sole cost and expense deliver the Active Materials to Patheon in accordance with Section 2.1(f). If applicable, Patheon and Client will reasonably cooperate to permit the import of the Active Materials to the Manufacturing Site. Client’s obligation will include obtaining the proper release of the Active Materials from the applicable Customs Agency and Regulatory Authority. Client or Client’s designated broker will be the “Importer of Record” for Active Materials imported to the Manufacturing Site. The Active Materials will be held by Patheon on behalf of Client as set forth in this Agreement.  Title to the Active Materials will at all times remain the property of Client.  Any

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Master Manufacturing Services Agreement

Active Materials received by Patheon will only be used by Patheon to perform the Manufacturing Services for Client. [* * *]
(b)

If Client asks Patheon to qualify an additional source for the Active Material or any Component, Patheon shall agree, pending an agreed-upon scope of work as discussed below, to evaluate the Active Material or Component to be supplied by the additional source to determine if it is suitable for use in the Product. The Parties will agree on the scope of work to be performed by Patheon at Client’s cost. For an Active Material, this work at a minimum will include: (i) laboratory testing to confirm the Active Material meets existing Specifications; (ii) manufacture of an experimental batch of Product that will be placed on three months accelerated stability; and (iii) manufacture of three full-scale validation batches that will be placed on concurrent stability (one batch may be the registration batch if manufactured at full scale).

(c)

Patheon will promptly advise Client if it encounters supply problems, including delays and/or delivery of non-conforming Active Material or Components from a Client designated additional source. Patheon and Client will cooperate to reduce or eliminate any supply problems from these additional sources of supply. [* * *]

ARTICLE 4

[* * *] COMPONENT COSTS

4.1First Year Pricing.

The Price for the first Year will be listed in Schedules B and C in a Product Agreement and will be subject to the adjustments set forth in Sections 4.2 and 4.4. The Price may also be increased or decreased [* * *].  Patheon will have no obligation to deliver any supporting documents that are subject to obligations of confidentiality between Patheon and its suppliers but will use commercially reasonable efforts to obtain consent from its suppliers to deliver such documentation if relevant.

4.2Price Adjustments – Subsequent Years’ Pricing.

After the first Year of the Product Agreement, Patheon may adjust the Price effective January 1 of each Year as follows:

(a)	Manufacturing and Stability Testing Costs. Patheon may [* * *] unless the Parties otherwise agree in writing. [* * *]
(b)

Component Costs. If Patheon incurs an increase in excess of [* * *] average Component costs during the Year, it may increase the Price for the next Year by written notice to Client to reflect such increase in additional Component costs to the extent such Price had

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Master Manufacturing Services Agreement

not already been adjusted to account for such increase pursuant to Section 4.4(a), such notice to be given within sixty (60) days of the beginning of such next Year. Patheon will give Client, along with such notice, information about the increase in average Component costs which will be applied to the calculation of the Price for the next Year to reasonably demonstrate that the Price increase is justified.  If Client reasonably and in good faith disputes such increase, [* * *].  If Patheon incurs a decrease in excess of [* * *] in average Component costs during the Year, it shall likewise decrease the Price for the next Year by such amount by written notice to Client within thirty (30) days of the beginning of such next Year.

(c)	Pricing Basis. Client acknowledges that the Price in any Year is quoted based upon [* * *].
(d)

Tier Pricing (if applicable). The pricing in Schedule B of a Product Agreement is set forth in Annual Volume tiers based upon Client’s volume forecasts under Section 5.1.  Client will be invoiced during the Year for the unit price set forth in the Annual Volume tier based on the [* * *] provided in September of the previous Year.  Within 30 days after the end of each Year or of the termination of the Agreement, Patheon will send Client a reconciliation of the actual volume of Product ordered by Client during the Year with the pricing tiers.  If Client has overpaid during the Year, Patheon will issue a credit to Client for the amount of the overpayment within 60 days after the end of the Year or will issue payment to Client for the overpayment within 60 days after the termination of the Agreement.  If Client has underpaid during the Year, Patheon will issue an invoice to Client under Section 5.5 for the amount of the underpayment within 60 days after the end of the Year or termination of the Agreement.  If Client disagrees with the reconciliation, the Parties will work in good faith to resolve the disagreement amicably. If the Parties are unable to resolve the disagreement within 30 days, the matter will be handled under Section 12.1.  For avoidance of doubt, this Section 4.2(d) [* * *].

(e)

For all Price adjustments under this Section 4.2, Patheon will deliver to Client on or about October 1 but no later than December 1 of each Year a revised Schedule B to the Product Agreement to be effective for Product delivered on or after the first day of the next Year. If in any Year Patheon would have been entitled to increase the Price based on any of the provisions of this Section 4.2 but Patheon did not exercise its right to do so, [* * *].

(f)

For a Price adjustment under this Section 4.2 Patheon will deliver to Client a revised Schedule B to the Product Agreement and budgetary pricing information, adjusted Component costs or other documents reasonably sufficient to demonstrate that a Price adjustment is justified.  Patheon will have no obligation to deliver any supporting documents that are subject to obligations of confidentiality between Patheon and its suppliers but will use commercially reasonable efforts to obtain consent from its suppliers to deliver such documentation if relevant.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Master Manufacturing Services Agreement

(g)	Adjustments Due to Currency Fluctuations. If the Parties agree in this Product Agreement to invoice in a currency other than the local currency for the Manufacturing Site, [* * *].

4.3[* * *]

On or before June 10 of each Year starting in the Year in which the Product has received Regulatory Approval in a country in the Territory, Client will notify Patheon of the volume of Product required by Client under this Agreement and the Product Agreement for the next two Years of the Product Agreement on a rolling forward basis (such volume anticipated for a given Year, the “Yearly Forecast Volume” or “YFV” for such Year).  The YFV for the first Year in any such notice shall be [* * *]. Notwithstanding anything to the contrary in this Agreement, if Client provides a Yearly Forecast Volume for a Product in a Year prior to the relevant Product receiving Regulatory Approval, the YFV shall not be deemed binding and no Capacity Reservation Fee shall be owed for the subsequent Year if YFV is not ordered.

[* * *]

4.4Price Adjustments – Current Year Pricing.

During any Year, the Prices set out in Schedule B of a Product Agreement will be adjusted as follows:

(a)

Extraordinary Increases in Component Costs.  If, at any time, market conditions result in Patheon's cost of Components being materially greater than normal forecasted increases, then [* * *].  Changes materially greater than normal forecasted increases will have occurred if: (i) the cost of a Component increases by [* * *] of the cost for that Component upon which the most recent Price or fee quote was based; or (ii) the aggregate cost for all Components required to manufacture a Product increases by [* * *] of the total Component costs for the Product upon which the most recent fee quote was based.  If Component costs have been previously adjusted to reflect an increase in the cost of one or more Components, the adjustments set out in (i) and (ii) above will operate based on the last cost adjustment for the Components.

(b)

For a Price adjustment under this Section 4.4, Patheon will deliver to Client a revised Schedule B to the Product Agreement and budgetary pricing information, adjusted Component costs or other documents reasonably sufficient to demonstrate that a Price adjustment is justified.  Patheon will have no obligation to deliver any supporting documents that are subject to obligations of confidentiality between Patheon and its suppliers but will use commercially reasonable efforts to obtain consent from its suppliers to deliver such documentation if relevant. The revised Price will be effective for any Product delivered on or after the first day of the month [* * *] provided that in the event that the material increase in Component cost(s) is no longer applicable, the Price shall be adjusted downwards to reflect such and Patheon will promptly deliver a revised Schedule B to the Product Agreement with such revised Price.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Master Manufacturing Services Agreement

4.5Adjustments Due to Technical Changes or Regulatory Authority Requirements.

Amendments to the Specifications or the Quality Agreement requested by Client will be implemented only following a technical and cost review that Patheon will perform [* * *] and are subject to Client and Patheon reaching agreement on Price changes, if any, required because of the amendment.  The Parties shall use good faith efforts in discussing and working to reach agreement on any such required Price changes.  Amendments to the Specifications, the Quality Agreement, or the Manufacturing Site requested by Patheon will only be implemented following the written approval of Client.  If Client accepts a proposed Price change, the proposed change in the Specifications or the Quality Agreement and the associated scope of work will be implemented [* * *] and the Price change will become effective, only for those orders of Product that are manufactured under the revised Specifications.  [* * *]

4.6Multi-Country Packaging Requirements.

If Client decides to have Patheon perform Manufacturing Services for the Product for countries outside the Territory, then Client will inform Patheon of the packaging requirements for each new country and Patheon will prepare a quotation for consideration by Client of any additional costs for Components (other than Client-Supplied Components) and the change-over fees for the Product destined for each new country.  The agreed additional packaging requirements and related packaging costs and change over fees will be set out in a written amendment to the Product Agreement.

ARTICLE 5

ORDERS, SHIPMENT, INVOICING, PAYMENT

5.1Orders and Forecasts.

(a)

Long Term Forecast.  When each Product Agreement is executed, Client will give Patheon a non-binding [* * *] forecast of Client’s volume requirements for the Product for each Year during the term of the Product Agreement (the “Long Term Forecast”).  The Long Term Forecast will thereafter be updated every [* * *] during the Initial Product Term.  If Patheon is unable to accommodate any portion of the Long Term Forecast, it will notify Client and the Parties will agree on any revisions to the forecast.

(b)

Rolling [* * *] Forecast.  When each Product Agreement is executed, Client will give Patheon a non-binding [* * *] forecast of the volume of Product that Client expects to order in the first [* * *] of commercial manufacture of the Product.  This forecast will then be updated by Client on or before [* * *] on a rolling forward basis. Client will update the forecast forthwith if it determines that the volumes estimated in the most recent forecast have changed by more than [* * *]. The most recent [* * *] forecast will prevail.  These forecasts should be reasonably consistent with the Long Term Forecast.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Master Manufacturing Services Agreement

(c)

Firm Orders.  On a rolling basis during the term of the Product Agreement, Client will issue an updated [* * *] on or before [* * *]. This forecast will start on the first day of the next month. Unless otherwise agreed in the Product Agreement, the first [* * *] of this updated forecast will be considered binding firm orders.  For the avoidance of doubt, Patheon shall maintain capacity sufficient for Patheon to manufacture and supply the Product in accordance with the first [* * *] of the then-current rolling [* * *] forecast.  Concurrent with the [* * *] forecast, Client will issue a new firm written order in the form of a purchase order (“Firm Order”) by Client to purchase and, when accepted by Patheon, for Patheon to manufacture and deliver the agreed quantity of the Products. The Delivery Date will not be less than [* * *] following the date that such purchase order is received. Firm Orders submitted to Patheon will specify Client's purchase order number, quantities by Product type, monthly delivery schedule, and any other elements necessary to ensure the timely manufacture and shipment of the Products.  The quantities of Products ordered in those written orders will be firm and binding on Client and may not be reduced by Client.  Expedited Firm Orders will be subject to additional fees.

(d)

Acceptance of Firm Order. Patheon will accept Firm Orders by sending an acknowledgement to Client within [* * *] of its receipt of the Firm Order.  The acknowledgement will include, subject to confirmation from Client, the Delivery Date for the Product ordered or delivery month for any Firm Orders that do not relate to the first [* * *] of the [* * *] forecast. The Delivery Date may be amended by agreement of the Parties or as set forth in Section 2.1(f).  If Patheon fails to acknowledge receipt of a Firm Order within the [* * *] period, the Firm Order will be deemed to have been accepted by Patheon.  Patheon shall notify Client as soon as is reasonably practicable (and in any event not later than [* * *] from the date Patheon becomes aware) of any event which materially impacts Patheon’s ability to supply Product in accordance with a Firm Order and Patheon will consider in good faith any reasonable suggestion of Client to mitigate the delay.

(e)	Cancellation of a Firm Order. If Client cancels a Firm Order, [* * *].
(f)

Zero Volume Forecast. If, at any time following commercial launch of the Product, Client forecasts, under Section 5.1(c), zero volume for [* * *] during the term of a Product Agreement (the “Zero Forecast Period”), then [* * *].

(g)

Controlled Substance Quota Requirements (if applicable).  Client will give Patheon the information set forth below for obtaining any required DEA or equivalent agency quotas needed to perform the Manufacturing Services.  Patheon will be responsible for routine management of DEA quota information in accordance with DEA regulations. Patheon and Client will cooperate to communicate the information and to assist each other in DEA information requirements related to the Product as follows: (i) as of [* * *] of each Year for the applicable Product, Client will provide to Patheon the next Year’s annual quota requirements for the Product; (ii) as of [* * *] of each Year, Client will provide to Patheon any changes to the next Year’s quota requirements; (iii) Client will pro-actively

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Master Manufacturing Services Agreement

communicate any changes to the quota requirements for the then-current Year in sufficient time to allow Patheon to file and finalize DEA filings supporting the changes; (iv) upon Patheon receiving the necessary forecast information from Client in order to request additional quota, Patheon will submit to the DEA, on a timely basis, all filings necessary to obtain DEA or equivalent agency quotas for Active Materials and will use commercially reasonable efforts to secure sufficient quota from the DEA so as to achieve Delivery Dates for Product as set forth in applicable Firm Orders and forecasts submitted to Patheon by Client or its designee; and (v) Patheon will not be responsible for DEA’s refusal or failure to grant sufficient quota for reasons beyond the reasonable control of Patheon.

5.2Reliance by Patheon.

(a)

Client understands and acknowledges that Patheon will rely on the Firm Orders and rolling forecasts submitted under Section 5.1(c) in ordering the Components (other than Client-Supplied Components) required to meet the Firm Orders.  In addition, Client understands that to ensure an orderly supply of the Components, Patheon may want to purchase the Components in sufficient volumes to meet the production requirements for Products during part or all of the forecasted periods referred to in Section 5.1(c) or to meet the production requirements of any longer period agreed to by Patheon and Client.  Accordingly, Client authorizes Patheon to purchase Components to satisfy the Manufacturing Services requirements for Products for the first [* * *] contemplated in the most recent forecast given by Client under Section 5.1(c).  Patheon may make other purchases of Components to meet Manufacturing Services requirements for longer periods if agreed to in writing by the Parties.  Client will give Patheon written authorization to order Components for any launch quantities of Product requested by Client which will be considered a Firm Order when accepted by Patheon.

(b)

Patheon will notify Client if there are any Components ordered by Patheon under Firm Orders or under Section 5.2(a) that, despite being purchased with a reasonable shelf life remaining, have expired or are rendered obsolete due to changes in artwork or applicable regulations during the period (collectively, “Obsolete Stock”). Within [* * *] of such notification, Client may request to take possession of such Obsolete Stock and if such request is not made in [* * *], Patheon shall be permitted to destroy such Obsolete Stock.  [* * *]

(c)

If Client fails to take possession or arrange for the destruction of non-expired Components within [* * *] of purchase or, in the case of the delivery of conforming finished Product not accepted by Client within [* * *] of manufacture, Client will pay Patheon [* * *] thereafter for storing the Components or finished Product.  Storage fees for Components or Product which contain controlled substances or require refrigeration will be charged at [* * *].  Storage fees are subject to a one pallet minimum charge per month.  [* * *]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Master Manufacturing Services Agreement

5.3Minimum Orders.

Client may order Manufacturing Services for batches of Products only in multiples of the Minimum Order Quantities as set out in Schedule B to a Product Agreement.

5.4Delivery and Shipping.

Delivery of Products will be made [* * *] unless otherwise agreed in a Product Agreement.   Subject to Section 8.3(a)(vi), risk of loss or of damage to Products will [* * *].  Products will be transported in accordance with the Specifications.

5.5Invoices and Payment.

Invoices will be sent by email to the email address given by Client to Patheon in writing.  Invoices will be issued when the Product is released by Patheon.  Patheon will also submit to Client, with each shipment of Products, a duplicate copy of the invoice covering the shipment.  Patheon will also give Client an invoice covering any Inventory or Components which are to be purchased by Client under Section 5.2 of this Agreement.  Each invoice will, to the extent applicable, identify Client’s Manufacturing Services purchase order number, Product numbers, names and quantities, unit price, freight charges, and the total amount to be paid by Client.  Client will pay all invoices within [* * *]; provided that if any portion of an invoice is disputed, Client will pay Patheon for the undisputed amount and the Parties will use good faith efforts to reconcile the disputed amount as soon as practicable.  Interest on undisputed past due amounts will accrue at [* * *].

ARTICLE 6

PRODUCT CLAIMS AND RECALLS

6.1Product Claims.

(a)

Product Claims.  Client has the right to reject any portion of any shipment of Product that was not manufactured in accordance with the Specifications, cGMPs, or Applicable Laws, without invalidating any remainder of the shipment.  Client will inspect the Product manufactured by Patheon upon receipt and will give Patheon written notice (a “Deficiency Notice”) of all claims for Product that was not manufactured in accordance with the Specifications, cGMPs, or Applicable Laws, within [* * *].  If Client fails to give Patheon the Deficiency Notice within the applicable [* * *] period, then the delivery will be deemed to have been accepted by Client on the [* * *].  Patheon will have no liability for any deficiency for which it has not received notice within the applicable [* * *] period.

(b)

Determination of Deficiency.  Upon receipt of a Deficiency Notice, Patheon will have [* * *] to advise Client by notice in writing that it disagrees with the contents of the Deficiency Notice.  If Client and Patheon fail to agree within [* * *] after Patheon's notice to Client as

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Master Manufacturing Services Agreement

to whether any Product identified in the Deficiency Notice was not manufactured in accordance with the Specifications, cGMPs, or Applicable Laws, the Parties will proceed as follows: (i) if the issue is believed to be caused by a raw material deficiency, laboratory error or a suspect analytical method, representatives from both Parties will jointly test the Product and/or materials side by side in the same laboratory to determine if a raw material or testing deficiency is the root cause and whether the Product and/or materials is acceptable; or (ii) if the issue is believed to be process-related, representatives from both Parties will jointly evaluate the Patheon deviation report to determine if any other investigation could identify the root cause and proceed as determined.  If, after the joint testing or investigation has been performed, the Parties still cannot agree on the root cause, executives from both Parties will meet and use good faith efforts to resolve the deficiency and liability issues.  If the Parties’ executives are unable to resolve the dispute [* * *], the dispute will be handled as a Technical Dispute under Section 12.2.

(c)

Shortages and Price Disputes.  Claims for shortages in the amount of Product shipped by Patheon or a Price dispute will be initially dealt with by reasonable agreement of the Parties and any matter on which the Parties cannot agree will be handled as a dispute under Section 12.1. [* * *].

(d)

Product Rejection for Finished Product Specification Failure. Internal process specifications will be defined and agreed upon.  If after a full investigation as set forth in Section 6.1(b), it is determined that Patheon manufactured Product in accordance with Specifications, Applicable Law and cGMPs (including the agreed upon process specifications, the batch production record, and Patheon’s standard operating procedures for manufacturing), and a batch or portion of batch of Product does not meet a finished Product Specification, [* * *]. The API in the non-conforming Product will be included in the “Quantity Converted” for purposes of calculating the “Actual Annual Yield” under Section 2.2(a).

6.2Product Recalls and Returns.

(a)

Records and Notice.  Patheon and Client will each maintain records necessary to permit a Recall of any Product delivered to Client or customers of Client.  Each Party will promptly notify the other by telephone (to be confirmed in writing) of any information which might affect the marketability, safety or effectiveness of the Product or which might result in the Recall or seizure of the Product.  Upon receiving this notice or upon this discovery, each Party will stop making any further shipments of any Product in its possession or control until a decision has been made whether a Recall or some other corrective action is necessary.  The decision to initiate a Recall or to take some other corrective action, if any, will be made and implemented by Client in its sole discretion.  “Recall” will mean any action (i) by Client to recover title to or possession of quantities of the Product sold or shipped to third parties (including, without limitation, the voluntary withdrawal of Product from the market); (ii) by any Regulatory Authorities to detain or destroy any of

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Master Manufacturing Services Agreement

the Product; or (iii) by either Party to refrain from selling or shipping quantities of the Product to third parties which would be subject to an action described in clause (i) or (ii) of this sentence if sold or shipped.

(b)

Recalls.  If (i) any Regulatory Authority issues a directive, order or, following the issuance of a safety warning or alert about a Product, a written request that any Product be Recalled, (ii) a court of competent jurisdiction orders a Recall, or (iii) Client determines that any Product should be Recalled or that a "Dear Doctor" letter is required relating the restrictions on the use of any Product, Patheon will co-operate as reasonably required by Client, having regard to all cGMPs and Applicable Laws.

(c)	Product Returns. Client will have the responsibility for handling customer returns of the Product. Patheon will give Client any assistance that Client may reasonably require to handle the returns.

6.3Patheon’s Responsibility for Defective and Recalled Products.

(a)

Defective Product.  If Client rejects Product under Section 6.1 and the deficiency is determined to have arisen from [* * *], Patheon will credit Client’s account for Patheon’s invoice price for the defective Product.  If Client previously paid for the defective Product, Patheon will promptly, at Client’s election, either: (i) refund the invoice price for the defective Product; (ii) offset the amount paid against other amounts due to Patheon hereunder; or (iii) replace the Product with conforming Product [* * *].  For greater certainty, Patheon’s responsibility for any loss of Active Materials in defective Product [* * *].

(b)	Recalled Product. If a Recall or return results from, or arises out of, [* * *]
(c)	Other than as set forth in Section 6.3(a) or Section 6.3(b), [* * *]
(d)

Notwithstanding anything to the contrary in this Agreement, Patheon will only be required to replace or refund any batch or portion of a batch of Recalled Product and will only be liable for Active Material contained therein to the extent the Product is unsold, returned, destroyed or otherwise disposed of in accordance with the terms of this Agreement.  The quantity of Active Material contained in any rejected, Recalled or otherwise non-conforming Product will be included in the Quantity Dispensed but not in the Quantity Converted for purposes of calculating the Shortfall in Section 2.2(b).

6.4Disposition of Defective or Recalled Products.

Client will not dispose of any damaged, defective, returned, or Recalled Products for which it intends to assert a claim against Patheon without Patheon’s prior written authorization to do so.  Alternatively, Patheon may instruct Client to return the Products to Patheon.  [* * *]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Master Manufacturing Services Agreement

6.5Healthcare Provider or Patient Questions and Complaints.

Client will have the sole responsibility for responding to questions and complaints from its customers.  Questions or complaints received by Patheon from Client's customers, healthcare providers or patients will be promptly referred to Client.  Patheon will co-operate as reasonably required to allow Client to determine the cause of and resolve any questions and complaints.  This assistance will include follow-up investigations, including testing.  In addition, Patheon will give Client all agreed upon information that will enable Client to respond properly to questions or complaints about the Product as set forth in the Quality Agreement.  [* * *]

6.6[* * *]

ARTICLE 7

CO-OPERATION

7.1Quarterly Review.

Each Party will forthwith upon execution of this Agreement appoint one of its employees to be a relationship manager responsible for liaison between the Parties, which employee may be a member of the Supply and Quality Committee.  The relationship managers will meet not less than once per Calendar Quarter, including at Supply and Quality Committee meetings, to review the current status of the business relationship and manage any issues that have arisen.

7.2Governmental Agencies.

Subject to Section 7.8, each Party may communicate with any governmental agency, including but not limited to governmental agencies responsible for granting Regulatory Approval for the Products, regarding the Products if, in the opinion of that Party's counsel, the communication is necessary to comply with the terms of this Agreement or the requirements of any law, governmental order or regulation.  Unless, in the reasonable opinion of its counsel, there is a prohibition under one or more Applicable Laws against doing so, either Party will, where relevant, permit the other Party to accompany and take part in any communications with the agency, and to receive copies of all communications from the agency.  Subject to Section 7.5, Patheon will lead all communications relating to the Manufacturing Site and Client will lead all Product-specific communications.  Each Party will keep the other informed as appropriate.

7.3Records and Accounting by Patheon.

Patheon will keep records of the manufacture, testing, and shipping of the Products, and retain samples of the Products as are necessary to comply with manufacturing regulatory requirements applicable to Patheon, as well as to assist with resolving Product complaints and other similar investigations.  Unless otherwise agreed to in the Quality Agreement, copies of the records and samples will be retained for [* * *], or longer if required by law or regulation, following which time Client will be

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contacted concerning the delivery and destruction of the documents and/or samples of Products.  Patheon reserves the right to destroy or return to Client, at Client’s sole expense, any document or samples for which the retention period has expired if Client fails to arrange for destruction or return within 30 days of receipt of notice from Patheon.  Client is responsible for retaining samples of the Products necessary to comply with the legal/regulatory requirements applicable to Client.

7.4Inspection.

Client may inspect Patheon reports and records relating to this Agreement, the Product Agreement or the Quality Agreement during normal business hours and with reasonable advance notice, but a Patheon representative must be present during the inspection.

7.5Access.

Patheon will give Client reasonable access at agreed times to the areas of the Manufacturing Site in which the Products are manufactured, stored, handled, or shipped to permit Client to verify that the Manufacturing Services are being performed in accordance with the Specifications, cGMPs, and Applicable Laws.  But, with the exception of “for-cause” audits, Client will be limited [* * *].  The right of access set forth in Section 7.4 and this Section 7.5 will not include a right to access or inspect Patheon’s financial records.  [* * *]

7.6Notification of Regulatory Inspections.

Each Party will notify the other within [* * *] of any inspections by any governmental agency at the Manufacturing Site specifically involving the Products.  Patheon will also notify Client of receipt of any form 483s or warning letters or any other significant regulatory action which Patheon’s quality assurance group determines in good faith could impact the regulatory status or supply of the Products.

7.7Reports.

Upon request, Patheon will supply on an annual basis a copy of the Annual Product Review Report which includes all Product data in its control, including release test results, complaint test results, and all investigations (in manufacturing, testing, and storage), that Client reasonably requires in order to complete any filing under any applicable regulatory regime, including any Annual Report that Client is required to file with the FDA.  Any additional data or report requested by Client beyond the scope of cGMPs and customary FDA requirements, including Continuous Process Verification data, will be subject to an additional reasonable fee to be agreed upon in good faith between Patheon and Client.

7.8Regulatory Filings.

(a)

Regulatory Authority.  Client will have the sole responsibility at Client’s expense for filing all documents with all Regulatory Authorities and taking any other actions that may be required for the receipt and/or maintenance of Regulatory Authority approval for the

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commercial manufacture, distribution and sale of the Products (“Regulatory Approval”) [* * *].  Patheon will assist Client, to the extent consistent with Patheon’s obligations under this agreement so as to obtain Regulatory Authority approval for the commercial manufacture, distribution and sale of all Products as quickly as reasonably possible.

(b)

Verification of Data.  Prior to filing any documents with any Regulatory Authority that incorporate data generated by Patheon, Client will give Patheon a copy of the documents incorporating this data to give Patheon the opportunity to verify the accuracy and regulatory validity of those documents as they relate to Patheon generated data.  The Parties agree that Patheon shall have [* * *].  Any review by Patheon under this Section 7.8(b) shall be at no cost to Client.

(c)

Verification of CTD.  Prior to filing with any Regulatory Authority any documentation which is or is equivalent to the Quality Module (Drug Product Section) of the Common Technical Document (all such documentation herein referred to as “CTD”) related to any Marketing Authorization, such as a US New Drug Application, US Abbreviated New Drug Application, US Biologics License Application, or EU Marketing Authorization Application, Client will give Patheon a copy of the CTD in order for Patheon to verify that the CTD accurately describes the validation or scale-up work that Patheon has performed and the manufacturing processes that Patheon will perform under this Agreement.  The Parties agree that Patheon shall have [* * *].  Client will give Patheon copies of all relevant filings at the time of submission which contain CTD information regarding the Product.  Any review by Patheon under this Section 7.8(c) shall be at no cost to Client.

(d)

Deficiencies.  If, in Patheon’s sole discretion, acting reasonably, Patheon determines that any of the information given by Client under clauses (b) and (c) above is inaccurate or deficient in any manner whatsoever (the "Deficiencies"), Patheon will notify Client in writing of the Deficiencies.  The Parties will work together in good faith to have any Deficiencies resolved prior to the date of filing of the relevant application and in any event before any PAI or before the Product is placed on the market if a PAI is not performed.

(e)

Client Responsibility.  In reviewing the documents referred to in clause (b) above, Patheon’s role will be limited to verifying the accuracy of the description of the work undertaken or to be undertaken by Patheon.  Subject to the foregoing, Patheon will not assume any responsibility for the accuracy of any application for receipt of an approval by a Regulatory Authority.  Client is solely responsible for the preparation and filing of the application for approval by the Regulatory Authority and any relevant costs will be borne by Client.

(f)

Inspection by Regulatory Authorities.  If Client does not give Patheon the documents requested under subsections (b) and (c) above within the time specified and if Patheon reasonably believes that Patheon’s standing with a Regulatory Authority may be jeopardized,  Patheon may, in its sole discretion, delay or postpone any inspection by the

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Regulatory Authority until Patheon has reviewed the requested documents; provided that such review shall take no longer than [* * *]; and until any deficiencies in the documentation relating to Patheon’s work are remedied. Any review by Patheon under this Section 7.8(f) shall be at no cost to Client.

(g)

Pharmacovigilance.  Client will be responsible, at its expense, for all pharmacovigilance obligations for the Products pursuant to Applicable Laws.  Unless required by Applicable Law, neither Party will be obliged to exchange with the other Party any information or data which it compiles pursuant to pharmacovigilance obligations or activities.

(h)

No Patheon Responsibility.  Subject to Section 7.8(e), Patheon will not assume any responsibility for the accuracy of any application for Regulatory Approval.  If a Regulatory Authority, or other governmental body, requires Patheon to incur fees, costs or activities in relation to the Products which Patheon reasonably considers unexpected and extraordinary and such fees, costs or activities are not otherwise contemplated by this Agreement, then Patheon will notify Client in writing and the Parties will discuss in good faith appropriate mutually acceptable actions, including fee/cost sharing.  If, despite reasonable, good faith negotiations between the Parties, agreement cannot be reached as to fee/cost allocation, [* * *].

7.9Technology Transfer.

Patheon shall provide reasonable support and documentation to Client to enable Client to perform a technology transfer of the Product manufacturing process to a third party manufacturer who is to be a secondary source of supply.  [* * *]

ARTICLE 8

TERM AND TERMINATION

8.1Initial Term.

This Agreement will become effective as of the Effective Date and will continue for five years from the Effective Date (the "Initial Term"), unless terminated earlier by one of the Parties in accordance herewith.  This Agreement will automatically renew after the Initial Term for successive terms of two Years each if there is a Product Agreement in effect, unless either Party gives written notice to the other Party of its intention to terminate this Agreement at least 18 months prior to the end of the then-current term, including the Initial Term (the Initial Term and any such renewal terms, collectively, the “Term”). In any event, the legal terms and conditions of this Agreement will continue to govern any Product Agreement in effect as provided in Section 1.2. Each Product Agreement will have an initial term from the Effective Date of the Product Agreement until December 31 of the Year agreed to by the Parties in the Product Agreement (each, an “Initial Product Term”). Product Agreements will automatically renew after the Initial Product Term for successive terms of two Years each unless either Party gives written notice to the other

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Party of its intention to terminate the Product Agreement at least 18 months prior to the end of the then-current term, including the Initial Product Term.

8.2Termination for Cause.

(a)

Either Party at its sole option may terminate this Agreement or a Product Agreement upon written notice where the other Party has failed to remedy a material breach of any of its representations, warranties, or other obligations under this Agreement or the Product Agreement within [* * *] following receipt of a written notice (the "Remediation Period") of the breach from the aggrieved Party that expressly states that it is a notice under this Section 8.2(a) (a "Breach Notice"), [* * *]. The termination of a Product Agreement under this Section 8.2(a) will not affect this Agreement or any other Product Agreements where there has been no material breach of the other Product Agreements.  Any termination under this Section 8.2(a) shall be subject to the provisions of Section 8.3(a)(v).

(b)

Either Party at its sole option may immediately terminate this Agreement or a Product Agreement upon written notice, but without prior advance notice, to the other Party if: (i) the other Party is declared insolvent or bankrupt by a court of competent jurisdiction; (ii) a voluntary petition of bankruptcy is filed in any court of competent jurisdiction by the other Party; or (iii) this Agreement or a Product Agreement is assigned by the other Party for the benefit of creditors.

(c)

Client may terminate a Product Agreement upon [* * *] prior written notice if any Authority takes any action, or raises any objection, that prevents Client from importing, exporting, purchasing, or selling the Product.  [* * *]

(d)

Client may terminate a Product Agreement upon [* * *] prior written notice if it intends to no longer order Manufacturing Services for a Product due to the Product's discontinuance in the market other than as set forth in Section 8.2(c).

(e)

Patheon may terminate this Agreement or a Product Agreement upon 12 months' prior written notice if Client assigns under Section 13.7 any of its rights under this Agreement or a Product Agreement to an assignee that, in the reasonable good faith opinion of Patheon, is: [* * *].  Notwithstanding the foregoing, Patheon may not terminate this Agreement or any Product Agreement if, during such 12-month notice period, [* * *]

8.3Obligations on Termination.

(a)	If a Product Agreement is completed, expires, or is terminated in whole or in part for any reason, then:
(i)	Client will take delivery of and pay for all undelivered Products that are manufactured and/or packaged in accordance with this Agreement (i.e. that are

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conforming Products) that are not unmarketable due to the failure of Patheon or the Manufacturing Site to comply with Specifications, Applicable Laws or cGMPs under a Firm Order [* * *];
(ii)

Unless Client terminates this Agreement pursuant to [* * *], Client will purchase, [* * *] all cGMP-compliant Inventory applicable to the Products which was purchased, maintained or produced by Patheon in contemplation of filling Firm Orders or in accordance with Section 5.2. [* * *]

(iii)

Unless Client terminates this Agreement pursuant to [* * *], Client will satisfy the purchase price payable under Patheon's orders with suppliers of cGMP-compliant Components, if the supplier orders are not able to be cancelled or reduced and were made by Patheon in reliance on Firm Orders or in accordance with Section 5.2, and all such Components for which Client has paid the purchase price shall be transferred to Client. [* * *]

(iv)	Patheon shall provide reasonable support and documentation to Client to enable Client to perform a technology transfer of the Product manufacturing process to a third party manufacturer. [* * *];
(v)

In the event that a technology transfer to a third party manufacturer is required on Client’s proper notice of termination of this Agreement, this Agreement shall be extended for a reasonable period to cover the technology transfer and to give the third party manufacturer sufficient time to manufacture Product of sufficient quantity and quality to replace Patheon’s supply.  For the avoidance of doubt, all the terms of this Agreement shall continue to apply during this period and all activities must be completed promptly by Client and its third party manufacturer.  Client must give Patheon accurate monthly written updates on the duration of the extension, which cannot exceed [* * *]; and

(vi)

Client will make commercially reasonable efforts, at its own expense, to remove from Patheon site(s), within [* * *], all unused Active Material and Client-Supplied Components, all applicable Inventory and Materials (whether current or obsolete), supplies, undelivered Product, chattels, equipment or other moveable property owned by Client, related to the Agreement and located at a Patheon site or that is otherwise under Patheon’s care and control (“Client Property”).  If Client fails to remove Client Property within [* * *] following the completion, termination, or expiration of the Product Agreement, Client will pay Patheon [* * *] thereafter for storing Client Property and will assume any third party storage charges invoiced to Patheon regarding Client Property.  Patheon will invoice Client for the storage charges as set forth in Section 5.5 of this Agreement. If Client fails to remove Client Property within [* * *] following the completion, termination, or expiration of the Product Agreement, Client will assume all risk of loss or damage to the stored

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Client Property and it will be Client’s responsibility to have appropriate insurance coverage in place for this risk. If Client asks Patheon to destroy any Client Property, Client will be responsible for the cost of destruction.

(b)

Any completion, termination or expiration of this Agreement or a Product Agreement will not affect any outstanding obligations or payments due prior to the completion, termination or expiration, nor will it prejudice any other remedies that the Parties may have under this Agreement or a Product Agreement or any related Capital Equipment Agreement.  For greater certainty, completion, termination or expiration of this Agreement or of a Product Agreement for any reason will not affect the obligations and responsibilities of the Parties under Sections 1.3 (Definitions) through 1.6 (Singular Terms) (solely to the extent necessary to give meaning to the other surviving sections), Section 5.5 (Invoices and Payment), ARTICLE 6 (Product Claims and Recalls), Section 7.3 (Records and Accounting by Patheon), Section 7.4 (Inspection), this Section 8.3 (Obligations on Termination), ARTICLE 10 (Remedies and Indemnities), ARTICLE 11 (Confidentiality), ARTICLE 12 (Dispute Resolution) and ARTICLE 13 (Miscellaneous), all of which survive any completion, termination or expiration.

ARTICLE 9

REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1Authority.

Each Party covenants, represents and warrants that, as of the Effective Date it has the full right and authority to enter into this Agreement and that it is not aware of any impediment that would inhibit its ability to perform its obligations hereunder.

9.2Client Warranties.

Client covenants, represents and warrants, that:

(a)	the Specifications for each of the Products are its or its Affiliate's property and that Client may lawfully disclose the Specifications to Patheon;
(b)

any Client Intellectual Property used by Patheon in performing the Manufacturing Services according to the Specifications (A) is owned or controlled by Client to the extent necessary to give Patheon the right to use such Client Intellectual Property as contemplated under this Agreement, (B) to Client’s knowledge, [* * *] and (C) to Client’s knowledge, [* * *]; provided that, notwithstanding anything to the contrary in this Agreement, Client shall not be deemed to have breached this Section 9.2(b) in the event that such breach [* * *];

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(c)	as of the Effective Date, Client has received no written notification of any actions or other legal proceedings involving Client that claim the infringement of Third Party Rights by the [* * *];
(d)	the Specifications for all Products conform to all applicable cGMPs and Applicable Laws; and
(e)

Client will comply with all Applicable Law relating to its activities contemplated under this Agreement including, without limitation, the sale and distribution of Products for human consumption in any jurisdiction where the Products are marketed.

9.3Patheon Warranties.

Patheon covenants, represents, and warrants that:

(a)	it will perform the Manufacturing Services in accordance with the Specifications, cGMPs, the Quality Agreement and Applicable Laws;
(b)	each Product at the time of delivery to Client shall (i) conform with Specifications, cGMPs and Applicable Laws, (ii) not be adulterated or misbranded within the meaning of the FD&C Act;
(c)	it will allocate reasonably adequate resources to execute its obligations under this Agreement or any Product Agreement on the basis of Client’s reasonable forecasts;
(d)

any Patheon Intellectual Property used by Patheon to perform the Manufacturing Services (i) is Patheon’s or its Affiliate's unencumbered property, (ii) may be lawfully used by Patheon, and (iii) does not infringe and will not infringe any Third Party Rights;

(e)	[* * *];
(f)	it will not in the performance of its obligations under this Agreement use the services of any person it knows is debarred or suspended under 21 U.S.C. §335(a) or (b);
(g)

it does not currently have, and it will not hire, as an officer or an employee any person whom it knows has been convicted of a felony under the laws of the United States for conduct relating to the regulation of any drug product under the United States Federal Food, Drug, and Cosmetic Act; and

(h)	[* * *]

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9.4Permits.

(a)

Except as set forth in Section 9.4(b), Client will be solely responsible for obtaining or maintaining, on a timely basis, any permits or other Regulatory Approvals for the Products or the Specifications, including, without limitation, all marketing and post-marketing approvals.

(b)

Patheon will maintain at all relevant times all governmental permits, licenses, approval, and authorities required to enable it to lawfully and properly perform the Manufacturing Services, including any permits or approvals required to conduct such Manufacturing Services at the Manufacturing Site.

9.5No Warranty.

PATHEON MAKES NO WARRANTY OR CONDITION OF ANY KIND, EITHER EXPRESSED OR IMPLIED, BY FACT OR LAW, OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT.  PATHEON MAKES NO WARRANTY OR CONDITION OF FITNESS FOR A PARTICULAR PURPOSE NOR ANY WARRANTY OR CONDITION OF MERCHANTABILITY FOR THE PRODUCTS.

ARTICLE 10

REMEDIES AND INDEMNITIES

10.1Consequential and Other Damages.

Except [* * *]and except in cases of [ * * *] neither Party will be liable to the other for (i) any (direct or indirect) loss of profits, of anticipated savings, of business, or goodwill or (ii) any costs or expenditures incurred to evaluate the viability of entering into this Agreement or to prepare for performance under this Agreement or (iii) for any other liability, damage, costs, penalty, or expense of any kind incurred by the other Party of an indirect or consequential nature, regardless of any notice of the possibility of these damages, in each case whether in contract, tort, negligence, breach of statutory duty, or otherwise.

10.2Limitation of Liability.

(a)	[* * *]
(b)	[* * *]
(c)	[* * *]
(d)	[* * *]

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10.3Patheon Indemnity.

(a)

Patheon agrees to defend and indemnify Client, its Affiliates and their respective directors, officers, employees and agents (“Client Representatives”) against all losses, damages, costs, claims, demands, judgments and liability (including attorneys’ fees and expenses reasonably incurred) to, from and in favour of third parties (other than Affiliates) for (a) any claim of personal injury or property damage to the extent that the injury or damage is the result of [* * *]; (b) infringement by Patheon of any third party Intellectual Property rights arising from the use by Patheon of Patheon Intellectual Property in the performance of the Manufacturing Services except to the extent that Client has an obligation to indemnify any Patheon Representative for such losses, damages, costs, claims, demands, judgments or liability pursuant to Section 10.4.

(b)

If a claim occurs, Client will: (a) promptly notify Patheon of the claim; (b) use commercially reasonable efforts to mitigate the effects of the claim; (c) reasonably cooperate with Patheon in the defense of the claim; and (d) permit Patheon to control the defense and settlement of the claim, all at Patheon's cost and expense. But Patheon shall not be permitted to settle the claim in a manner that imposes any financial liability or other obligation on the part of Client or requires an admission of liability, wrongdoing or fault or a waiver of rights, on the part of Client, without Client’s prior written consent.

10.4Client Indemnity.

(a)

Client agrees to defend and indemnify Patheon, its Affiliates and their respective directors, officers, employees and agents (“Patheon Representatives”), against all losses, damages, costs, claims, demands, judgments and liability (including attorneys’ fees and expenses reasonably incurred) to, from and in favour of third parties (other than Affiliates) for (i) any assertion that the Client Intellectual Property or the Tufts Technology infringes or misappropriates any Intellectual Property right of a third party or (ii) any personal injury or property damage based on the commercial use, sale or distribution of the Product except to the extent that either (1) Patheon has an obligation to indemnify any Client Representative for such losses, damages, costs, claims, demands, judgments or liability pursuant to Section 10.3 or (2) any losses, damages, costs, claims, demands, judgments or liability are caused by the failure of Patheon to submit complete or accurate information to Client regarding any Client Intellectual Property assigned to Client.

(b)

If a claim occurs, Patheon will: (a) promptly notify Client of the claim; (b) use commercially reasonable efforts to mitigate the effects of the claim; (c) reasonably cooperate with Client in the defense of the claim; and (d) permit Client to control the defense and settlement of the claim, all at Client's cost and expense. But Client shall not be permitted to settle the claim in a manner that imposes any financial liability or other obligation on the part of Patheon or requires an admission of liability, wrongdoing or fault or a waiver of rights, on the part of Patheon, without Patheon’s prior written consent.

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10.5Reasonable Allocation of Risk.

This Agreement (including, without limitation, this ARTICLE 10) is reasonable and creates a reasonable allocation of risk for the relative profits the Parties each expect to derive from the Products.  Patheon assumes only a limited degree of risk arising from the manufacture, distribution, and use of the Products because Client has developed and holds the marketing approval for the Products, Client requires Patheon to manufacture and label the Products strictly in accordance with the Specifications, and Client, not Patheon, is best positioned to inform and advise potential users about the circumstances and manner of use of the Products.

ARTICLE 11

CONFIDENTIALITY

11.1Confidential Information.

“Confidential Information” means any information disclosed by the Disclosing Party to the Recipient (whether disclosed in oral, written, electronic or visual form) that is non-public, confidential or proprietary including, without limitation, information relating to the Disclosing Party’s patent and trademark applications, process designs, process models, drawings, plans, designs, data, databases and extracts therefrom, formulae, methods, know-how and other Intellectual Property, its clients or client confidential information, finances, marketing, products and processes and all price quotations, manufacturing or professional services proposals, information relating to composition, proprietary technology, and all other information relating to manufacturing capabilities and operations.  In addition, all analyses, compilations, studies, reports or other documents prepared by any Party's Representatives containing the Confidential Information will be considered Confidential Information. Samples or materials provided hereunder as well as any and all information derived from the approved analysis of the samples or materials will also constitute Confidential Information.   For the purposes of this ARTICLE 11, a Party or its Representative receiving Confidential Information under this Agreement is a “Recipient”, and a Party or its Representative disclosing Confidential Information under this Agreement is the “Disclosing Party”.

11.2Use of Confidential Information.

The Recipient will use the Confidential Information solely for the purpose of meeting its obligations under this Agreement.  The Recipient will keep the Confidential Information strictly confidential and will not disclose the Confidential Information in any manner whatsoever, in whole or in part, other than to those of its Representatives who (i) have a need to know the Confidential Information for the purpose of this Agreement; (ii) have been advised of the confidential nature of the Confidential Information and (iii) have obligations of confidentiality and non-use to the Recipient no less restrictive than those of this Agreement.  Recipient will protect the Confidential Information disclosed to it by using reasonable precautions to prevent the unauthorized disclosure, dissemination or use of the Confidential Information, which precautions will in no event be less than those exercised by Recipient with respect to its own confidential or proprietary Confidential Information of a similar nature.

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11.3Exclusions.

The obligations of confidentiality will not apply to the extent that the information:

(a)	is or becomes publicly known through no breach of this Agreement or fault of the Recipient or its Representatives;
(b)	is in the Recipient's possession at the time of disclosure by the Disclosing Party other than as a result of the Recipient's breach of any legal obligation;
(c)

is or becomes known to the Recipient on a non-confidential basis through disclosure by sources, other than the Disclosing Party, having the legal right to disclose the Confidential Information, provided that the other source is not known by the Recipient to be bound by any obligations (contractual, legal, fiduciary, or otherwise) of confidentiality to the Disclosing Party with respect to the Confidential Information;

(d)	is independently developed by the Recipient without use of or reference to the Disclosing Party's Confidential Information as evidenced by Recipient’s written records; or
(e)	is expressly authorized for release by the written authorization of the Disclosing Party.

Any combination of information which comprises part of the Confidential Information are not exempt from the obligations of confidentiality merely because individual parts of that Confidential Information were publicly known, in the Recipient’s possession, or received by the Recipient, unless the combination itself was publicly known, in the Recipient’s possession, or received by the Recipient.

11.4Photographs and Recordings.

Neither Party will take any photographs or videos of the other Party’s facilities, equipment or processes, nor use any other audio or visual recording equipment (such as camera phones) while at the other Party’s facilities, without that Party’s express written consent.

11.5Permitted Disclosure.

Notwithstanding any other provision of this Agreement, the Recipient may disclose Confidential Information of the Disclosing Party to the extent required, as advised by counsel, in response to a valid order of a court or other governmental body or as required by law, regulation or stock exchange rule. But the Recipient will advise the Disclosing Party in advance of the disclosure to the extent practicable and permissible by the order, law, regulation or stock exchange rule and any other Applicable Laws, will reasonably cooperate with the Disclosing Party, if required, in seeking an appropriate protective order or other remedy, and will otherwise continue to perform its obligations of confidentiality set out herein.  If any public disclosure is required by law, the Parties will consult concerning the form of announcement prior to the public disclosure being made.

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11.6Marking.

The Disclosing Party will use reasonable efforts to summarize in writing the content of any oral disclosure or other non-tangible disclosure of Confidential Information within [* * *] of the disclosure, but failure to provide this summary will not affect the nature of the Confidential Information disclosed if the Confidential Information was identified as confidential or proprietary when disclosed orally or in any other non-tangible form.

11.7Return of Confidential Information.

Upon the written request of the Disclosing Party, the Recipient will promptly return the Confidential Information to the Disclosing Party or, if the Disclosing Party directs, destroy all Confidential Information disclosed in or reduced to tangible form including any copies thereof and any summaries, compilations, analyses or other notes derived from the Confidential Information except for one copy which may be maintained by the Recipient for its records.  The retained copy will remain subject to all confidentiality provisions contained in this Agreement.

11.8Remedies.

The Parties acknowledge that monetary damages may not be sufficient to remedy a breach by either Party of this ARTICLE 11 and agree that the non-breaching Party will be entitled to seek specific performance, injunctive and/or other equitable relief to prevent breaches of this ARTICLE 11 and to specifically enforce the provisions hereof in addition to any other remedies available at law or in equity. These remedies will not be the exclusive remedies for breach of this ARTICLE 11 but will be in addition to any and all other remedies available at law or in equity.

ARTICLE 12

DISPUTE RESOLUTION

12.1Commercial Disputes.

If any dispute arises out of this Agreement or any Product Agreement (other than a dispute under Section 6.1(b) or a Technical Dispute, as defined herein), the Parties will first try in good faith to resolve it in meetings of the Supply and Quality Committee.  If the Supply and Quality Committee fails to resolve the matter within [* * *], the dispute will immediately be referred to the Chief Operating Officer (or another officer as he/she may designate) of each Party who will meet and discuss as necessary to try to resolve the dispute amicably.  Should the Parties fail to reach a resolution under this Section 12.1, the dispute will be referred to arbitration in accordance with Section 13.17(a).

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12.2Technical Dispute Resolution.

If a dispute arises (other than disputes under Section 12.1) between the Parties that is exclusively related to technical aspects of the manufacturing, packaging, labelling, quality control testing, handling, storage, or other activities under this Agreement (a “Technical Dispute”), the Parties will make all reasonable efforts to resolve the dispute by good faith negotiations in the Supply and Quality Committee.  In that regard, the Supply and Quality Committee will, as soon as possible and in any event no later than [* * *] after a written request from either Party to the other, meet in good faith to resolve any Technical Dispute.  If, despite this meeting, the Parties are unable to resolve a Technical Dispute within a reasonable time, and in any event within [* * *] of the written request, the Technical Dispute will, at the request of either Party, be referred for determination to an expert in accordance with Exhibit A.  If the Parties cannot agree using good faith efforts that a dispute is a Technical Dispute, Section 12.1 will prevail.  For greater certainty, the Parties agree that the release of the Products for sale or distribution under the applicable marketing approval for the Products will not by itself indicate compliance by Patheon with its obligations for the Manufacturing Services and further that nothing in this Agreement (including Exhibit A) will remove or limit the authority of the relevant qualified person (as specified by the Quality Agreement) to determine whether the Products are to be released for sale or distribution.

ARTICLE 13

MISCELLANEOUS

13.1Inventions.

(a)

For the term of this Agreement, Client hereby grants to Patheon a non-exclusive, paid-up, royalty-free, non-transferable license of Client Intellectual Property solely to perform the Manufacturing Services as set forth under this Agreement, the Product Agreement and the Quality Agreement.

(b)

All Client Intellectual Property will be the exclusive property of Client.  If, at any time before or during the Term, Patheon owns (solely or jointly) any Client Intellectual Property, Patheon agrees to assign and does hereby assign all right, title and interest in and to such Client Intellectual Property to Client.  Patheon shall, and shall cause its Affiliates to, execute and deliver all requested assignments and other documents, and take such other actions as Client may reasonably request at Client’s cost, in order to perfect and enforce Client’s rights in the Client Intellectual Property.  Patheon shall, at Client’s cost and expense, provide all relevant information in its and its Affiliates’ possession and other reasonable assistance to Client so that Client can conduct a timely and accurate analysis of the likelihood that any Client Intellectual Property to be assigned or assigned to Client by Patheon infringes the intellectual property rights of a Third Party.

(c)	All Patheon Intellectual Property will be the exclusive property of Patheon. Patheon hereby grants to Client a perpetual, irrevocable, non-exclusive, paid-up, royalty-free

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license to use the Patheon Intellectual Property used by Patheon to perform the Manufacturing Services to enable Client itself to manufacture the Product(s). If, at any time before or during the Term, Client owns (solely or jointly) any Patheon Intellectual Property, Client agrees to assign and does hereby assign all right, title and interest in and to such Patheon Intellectual Property to Patheon.  Client shall, and shall cause its Affiliates to, execute and deliver all requested assignments and other documents, and take such other actions as Patheon may reasonably request at Patheon’s cost, in order to perfect and enforce Patheon’s rights in the Patheon Intellectual Property.  [* * *]

(d)	Each Party will be solely responsible for the costs of filing, prosecution, and maintenance of patents and patent applications on its own Inventions.
(e)

Either Party will give the other Party written notice, as promptly as practicable, of all Inventions arising under this Agreement.  On request, either Party shall provide all reasonably necessary documentation and support (subject to the other Party reimbursing its time and expenses in doing so) to transfer any Intellectual Property belonging to the Party that has ownership of it (in accordance with this Section 13.1) to enable the other Party to register any Inventions. On request from Client, Patheon shall supply with a written summary of all Inventions arising during the performance of the Manufacturing Services which constitute Client Intellectual Property.

13.2Intellectual Property.

Neither Party has, nor will it acquire, any interest in any of the other Party’s Intellectual Property unless otherwise expressly agreed to in writing.  Neither Party will use any Intellectual Property of the other Party, except as specifically authorized by the other Party or as required for the performance of its obligations under this Agreement.

13.3Compliance with Tufts License.

13.3.1

To the extent any of the Client Intellectual Property licensed to Patheon under Section 13.1(a) includes any intellectual property or embodiments thereof licensed to Client pursuant to that certain Tufts University License Agreement by and between Client and Tufts University (“Tufts”), dated as of February 1, 1997 (the “Tufts License” and such intellectual property or embodiments thereof, “Tufts Technology”), Patheon acknowledges that the provisions of this Section 13.3.1 shall apply with respect to such Tufts Technology, and Patheon agrees to comply with this Section 13.3.1. Without limiting the generality of Section 13.3.1, the Parties acknowledge and agree that the provisions of Sections 7.1, 8.1, 8.5 and Articles V, XI and XII of the Tufts License shall be binding upon Patheon to the extent Patheon is a sublicensee under the Tufts Agreement and such provisions shall be fully enforceable for all purposes related thereto both by Tufts and Client.

(a)	Patheon agrees that it will not use the name “Tufts University”, or any variant thereof, or identify Tufts or any portion of Tufts, or any inventor of any Tufts Technology, as a party

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to the Tufts License or this Agreement, or as a participant in inventing the inventions within the Tufts Technology or creating the Tufts Technology, including, without limitation, any advertising or promotional sales literature, without the prior express written consent of Client, which consent may be withheld or withdrawn by Client in its complete and uncontrolled discretion for any reason whatsoever and at any time or times. Patheon shall impose and enforce the requirements of this Section 13.3.1(a) on its Affiliates.

(b)

Patheon hereby agrees and gives its assurance to Tufts that Patheon will not, unless any required prior authorization is obtained from the U.S. Office of Export Control, re-export directly or indirectly any technical data within the Tufts Technology and will not export directly the Products or such technical data to any country listed on either the Commodity Control List or Militarily-Critical Technologies List.  Tufts makes no representation as to whether any such license is required or, if one is required, as to whether it will be issued by the U.S. Department of Commerce.  In addition to the foregoing export control requirements, Patheon agrees that it and its subsidiaries will comply with all applicable mandatory or permissive patent marking laws, rules, and regulations and comply with all other laws, rules, and regulations of all governmental authorities applicable to any of their activities contemplated by this Agreement, and will comply with all necessary and desirable practices in connection and compliance with safety recommendations of trade associations or governmental authorities.

(c)	Patheon hereby acknowledges and agrees that:
(i)

TUFTS MAKES NO REPRESENTATIONS, EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED (INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR PURPOSE), AND ASSUMES NO RESPONSIBILITIES WHATSOEVER, WITH RESPECT TO THE TUFTS TECHNOLOGY OR THE USE THEREOF, OR THE MANUFACTURE, POSSESSION, USE OR OTHER DISPOSITION BY TUFTS, THE PARTIES OR ANYONE ELSE, OF PRODUCTS OR ANY OTHER PRODUCTS OR SERVICES (INCLUDING, WITHOUT LIMITATION, PRODUCTS MADE BY TUFTS, AND TUFTS SERVICES, THAT ARE OR WERE FURNISHED TO A PARTY AT ANY TIME BEFORE, ON OR AFTER THE EFFECTIVE DATE).

(ii)

Without limitation of the foregoing generality, nothing contained herein or in any disclosure of the Tufts Technology made by or on behalf of Tufts shall be construed as extending any representation or warranty with respect to the Tufts Technology or Products or the results to be obtained by the use of the Client Intellectual Property or any Products, or that anything made, used, or sold by use of the Tufts Technology or any part thereof, alone or in combination, will be free from infringement of patents of third parties.

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(iii)

TUFTS SHALL NOT BE LIABLE TO EITHER PARTY, ITS SUBSIDIARIES OR ANY OTHER PARTY, REGARDLESS OF THE FORM OR THEORY OF ACTION (WHETHER CONTRACT, TORT, INCLUDING NEGLIGENCE, STRICT LIABILITY, OR OTHERWISE), FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, OR OTHER EXTRAORDINARY DAMAGES ARISING OUT OF THIS AGREEMENT, THE TUFTS TECHNOLOGY, THE PRODUCTS, OR ANY PRODUCTS OR SERVICES FURNISHED OR NOT FURNISHED BY TUFTS, EVEN IF TUFTS HAS BEEN ADVISED OF THE POSSIBILITY THEREOF.

In the event of any expiration or termination of the Tufts License for any reason, the license granted to Patheon under Section 13.1(a) shall automatically terminate with respect to the Tufts Technology.

13.3.2	[* * *]
13.3.3	[* * *]
13.3.4	If a claim is made by [* * *] which falls within the scope of Section 13.3.3, [* * *]
13.3.5

In the event of any expiration or termination of the Tufts License for any reason, Client shall forthwith notify Patheon in writing.  If any Tufts Technology is necessary to perform the Manufacturing Services, Patheon shall cease performing Manufacturing Services under the applicable Product Agreement until an alternative license is put in place by Client to cover Patheon’s activities hereunder or the Parties agree on a manner of performing the Manufacturing Services without the use of Tufts Technology.  [* * *]

13.4Insurance.

Each Party will maintain commercial general liability insurance, including blanket contractual liability insurance covering the obligations of that Party under this Agreement through the term of this Agreement and for a period of [* * *] thereafter.  Patheon’s insurance policy will have policy limits of not less than [* * *].  If requested Patheon will give Client a certificate of insurance evidencing the above and showing the name of the issuing company, the policy number, the effective date, the expiration date, and the limits of liability.  Such insurance certificate will further provide for a minimum of [* * *] written notice to the insured of a cancellation of, or material change in, the insurance.

13.5Independent Contractors.

The Parties are independent contractors and this Agreement and any Product Agreement will not be construed to create between Patheon and Client any other relationship such as, by way of

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example only, that of employer-employee, principal agent, joint-venturer, co-partners, or any similar relationship, the existence of which is expressly denied by the Parties.

13.6No Waiver.

Neither Party's failure to require the other Party to comply with any provision of this Agreement or any Product Agreement will be deemed a waiver of the provision or any other provision of this Agreement or any Product Agreement, with the exception of Sections 6.1 and 8.2 of this Agreement.

13.7Assignment and Subcontracting.

(a)

Patheon may not assign this Agreement or any Product Agreement or any of its associated rights or obligations without the written consent of Client, this consent not to be unreasonably withheld.  But Patheon may arrange for Affiliates or subcontractors to perform Manufacturing Services, including specific testing services, under any Product Agreement with the consent of Client; provided, however, that Patheon will remain solely liable to Client for its obligations under this Agreement, and for the obligations of it or the applicable Affiliate of Patheon under the Quality Agreement, if the Manufacturing Services are subcontracted.  Nothing in this Agreement shall prevent Patheon subcontracting work to the Patheon Affiliate responsible for the Manufacturing Site specified as performing the Manufacturing Services in the Product Agreement.

(b)

Subject to Section 8.2(e), Client may assign this Agreement or any Product Agreement or any of its associated rights or obligations without approval from Patheon.  But Client will give Patheon prior written notice of any assignment, any assignee will covenant in writing with Patheon to be bound by the terms of this Agreement or the Product Agreement, and Client will remain liable hereunder.  Any partial assignment will be subject to Patheon’s cost review of the assigned Products. Patheon and Client shall enter into good faith discussions to agree the terms of the assignment document including, without limitation, amended Manufacturing Service fees within a reasonable time, such fees to reflect extra work and costs incurred by Patheon as a result of the partial assignment. Client will reimburse Patheon for any costs incurred by Patheon in connection with the partial assignment including any expenses incurred by Patheon for any due diligence audits in connection with the partial assignment.  Notwithstanding the foregoing, in the event Client delivers a written request to Patheon requesting that Patheon engage in negotiations with a licensee of Client on the terms of a definitive agreement pursuant to which Patheon would manufacture and supply Product to such licensee or its designee, Patheon shall use commercially reasonable good faith efforts to negotiate and execute such agreement using this Agreement and the Product Agreement as the basis for such agreement with any commercially reasonable (as determined by Patheon in its sole discretion) adjustments.

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(c)

Notwithstanding the foregoing provisions of this Section 13.7, either Party may assign this Agreement or any Product Agreement to (i) any of its Affiliates or (ii) a successor to or purchaser of all or substantially all of its business, but the assignee must execute an agreement with the non-assigning Party whereby it agrees to be bound hereunder.

13.8Force Majeure.

Neither Party will be liable for the failure to perform its obligations under this Agreement or any Product Agreement if the failure is caused by an event beyond that Party's reasonable control and without that Party’s fault or negligence (a "Force Majeure Event").  A Party claiming a right to excused performance under this Section 13.8 will immediately notify the other Party in writing of the extent of its inability to perform, which notice will specify the event beyond its reasonable control that prevents the performance.  Neither Party will be entitled to rely on a Force Majeure Event to relieve it from an obligation to pay money (including any interest for delayed payment) which would otherwise be due and payable under this Agreement or any Product Agreement.

13.9Additional Product.

Additional Products may be added to, or existing Products deleted from, any Product Agreement by amendments to the Product Agreement including Schedules A, B, C, and D as applicable.

13.10Notices.

Unless otherwise agreed in a Product Agreement, any notice, approval, instruction or other written communication required or permitted hereunder will be sufficient if made or given to the other Party by personal delivery or confirmed receipt email or by sending the same by first class mail, postage prepaid to the respective addresses or electronic mail addresses set forth below:

If to Client:

Paratek Pharmaceuticals, Inc.

75 Park Plaza, 4th Floor

Boston, MA 02116

USA

Attention: General Counsel

[* * *]

Email addresses (any notice to be sent to both): [* * *]

If to Patheon:

Patheon UK Limited

Kingfisher Drive

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Covingham

Swindon SN3 5BZ

United Kingdom

Attention: [* * *]

or to any other addresses or electronic mail addresses given to the other Party in accordance with the terms of this Section 13.10.  Notices or written communications made or given by personal delivery, or electronic mail will be deemed to have been sufficiently made or given when sent (receipt acknowledged), or if mailed, five days after being deposited in the United States, Canada, or European Union mail, postage prepaid or upon receipt, whichever is sooner.

13.11Severability.

If any provision of this Agreement or any Product Agreement is determined by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, that determination will not impair or affect the validity, legality, or enforceability of the remaining provisions, because each provision is separate, severable, and distinct.

13.12Entire Agreement.

This Agreement, together with the applicable Product Agreement and the Quality Agreement, constitutes the full, complete, final and integrated agreement between the Parties relating to the subject matter hereof and supersedes all previous written or oral negotiations, commitments, agreements, transactions, or understandings concerning the subject matter hereof.  Any modification, amendment, or supplement to this Agreement or any Product Agreement must be in writing and signed by authorized representatives of both Parties.  In case of conflict, the prevailing order of documents will be this Agreement, the Product Agreement, and the Quality Agreement.

13.13Other Terms.

No terms, provisions or conditions of any purchase order or other business form or written authorization used by Client or Patheon will have any effect on the rights, duties, or obligations of the Parties under or otherwise modify this Agreement or any Product Agreement, regardless of any failure of Client or Patheon to object to the terms, provisions, or conditions unless the document specifically refers to this Agreement or the applicable Product Agreement and is signed by both Parties.

13.14No Third Party Benefit or Right.

For greater certainty, nothing in this Agreement or any Product Agreement will confer or be construed as conferring on any third party any benefit or the right to enforce any express or implied term of this Agreement or any Product Agreement.

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13.15Execution in Counterparts.

This Agreement and any Product Agreement may be executed in two or more counterparts, by original, facsimile or “pdf” signature, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

13.16Use of Client Name.

Patheon will not make any use of Client’s name, trademarks or logo or any variations thereof, alone or with any other word or words (including in customer lists or related marketing and promotion material), without the prior written consent of Client, which consent will not be unreasonably withheld.

13.17Taxes.

(a)	[* * *]
(b)

Notwithstanding Section 13.17(a), 13.17(c) or 13.17(f), Patheon shall be responsible for (i) any taxes or Duties that are recoverable by Patheon or its Affiliates in the ordinary course of business for purchases made by Patheon in the course of providing its Manufacturing Services, such as VAT, (ii) any Tax based on net income or gross income that is imposed on Patheon or its Affiliates by its respective jurisdiction of formulation or incorporation (“Resident Jurisdiction”), or (iii) any Tax based on net income or gross income that is imposed on Patheon or its Affiliates by jurisdictions other than its respective Resident Jurisdiction if this tax is based on a permanent establishment or the location of the conduct of business of Patheon or its Affiliates. However, if Patheon is acting as Client’s buying agent, Patheon will always charge to the Client VAT in the relevant territory in addition to the amount paid by Patheon to supplier.

(c)

Subject to Section 13.17(b), if Client, is required to bear any tax or Duty under this Agreement by any state, federal, provincial or foreign government, including, but not limited to, withholding tax, Client will be responsible for the payment of such tax or Duty and to the extent such payment is required by any governmental authority to be deducted or withheld on payments made to Patheon under this Agreement (except for amounts withheld that are  attributable to backup withholding under Section 3406 of the Internal Revenue Code of 1986, as amended (the “Code”), or any similar provision of state, local or non-U.S. law, or (iv) pursuant to FATCA as defined below (or similar information reporting regimes under non U.S. law)),  the payment due from Client to Patheon to which such deduction or withholding taxes relate shall be grossed up such that the net amounts received by Patheon hereunder after all such payments or withholdings equal the amount to which Patheon is otherwise entitled under this Agreement, as applicable, as if the tax or Duty did not exist. Patheon will not collect an otherwise applicable tax if Client's purchase is exempt from Patheon's collection of the tax and a valid tax exemption

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certificate is furnished by Client to Patheon. “FATCA” as used in this Section 13.17(c) refers to Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version thereof or any similar non-U.S. law), any current or future regulations or official interpretations thereof (including any Revenue Ruling, Revenue Procedure, Notice or similar guidance issued by the IRS thereunder as a precondition to relief or exemption from taxes under such provisions), and any intergovernmental agreements and any agreements entered into pursuant to Section 1471(b) of the Code.

(d)

The Parties shall each make reasonable efforts to, and reasonably cooperate with each other to, recover, eliminate or minimize the amount of any such taxes or Duties imposed on or arising from the transactions contemplated in this Agreement at all times in accordance with Applicable Laws and good practice.

(e)

Any Tax that Client pays, or is required to pay, but which Client believes should properly be paid by Patheon pursuant hereto may not be offset against sums due by Client to Patheon whether due pursuant to this Agreement or otherwise.

(f)	[* * *]
(g)

If Patheon (i) receives any refund (whether by payment, offset, credit or otherwise) or (ii) utilizes any overpayment of taxes to reduce a tax that would otherwise have been the responsibility of Patheon, in each case, with respect to taxes that are borne by Client pursuant to this Agreement, then Patheon will promptly pay, or cause to be paid, to Client the amount of such refund or overpayment (including, for the avoidance of doubt, any interest or other amounts received with respect to such refund or overpayment), net of any additional taxes Patheon incurs or will incur as a result of the receipt of such refund or such overpayment.

13.18Governing Law.

This Agreement and any Product Agreement, unless otherwise agreed by the Parties in the Product Agreement and then only for the purposes of that Product Agreement, will be construed and enforced in accordance with the laws of England, without regard to the conflict of laws principles thereof.  All disputes arising out of or in connection with the present contract shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with said Rules.  The seat of the arbitration shall be Boston, MA, USA.  The UN Convention on Contracts for the International Sale of Goods will not apply to this Agreement.

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13.19Further Assurances.

Each Party shall duly execute and deliver or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

13.20Supply and Quality Committee

(a)

Composition. Patheon and Client will designate a Supply and Quality Committee with an equal number of representatives from each Party to serve as a coordinating body for all activities under this Agreement, including each Product Agreement and the Quality Agreement. The Supply and Quality Committee shall be comprised of an equal number of representatives of each Party.  Each Party shall appoint its respective representatives to the Supply and Quality Committee within [* * *] days of agreement between the Parties on the establishment of the Supply and Quality Committee, and each Party, from time to time, may substitute [* * *] or more of its representatives, in its sole discretion, effective upon notice to the other Party of such change.  All Supply and Quality Committee representatives shall have appropriate expertise, seniority, decision-making authority and relevant expertise in matters related to the manufacturing and supply of the Product.

(b)

Meetings.  The Supply and Quality Committee shall meet as necessary to carry out its duties under this Section 13.20, [* * *].  The Supply and Quality Committee shall meet in-person at Client or Patheon, or, alternatively, by means of teleconference, videoconference or other similar communications equipment.

(c)

Supply and Quality Committee Responsibilities.  The Supply and Quality Committee shall provide a forum for the discussion, coordination and review of all activities under this Agreement (including under any Product Agreement and the Quality Agreement), and shall in particular have responsibility for the following: (a) reviewing key metrics for the Product’s production and quality, and reviewing and monitoring any required remediation with respect to production and quality for the Product; (b) reviewing Patheon’s capacity and short-term and long-term planning for clinical and commercial supply of the Product, including anticipating any capacity shortfalls; and (c) establishing resource priorities and resolving resource conflicts.

(d)

Decision-Making. All of each Party’s representatives on the Supply and Quality Committee shall collectively have [* * *] with respect to decisions before the Supply and Quality Committee.  All decisions of the Supply and Quality Committee must be made by unanimous consent, which shall be documented in written minutes of the Supply and Quality Committee and signed by a representative of each Party.

[Signature page to follow]

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IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Agreement as of the Effective Date.

PATHEON UK LIMITED

By:	/s/ Andrew Robinson
Name:	Andrew Robinson
Title:	Director
Date:	7/28/17

PARATEK PHARMACEUTICALS INC.

By:	/s/ William M. Haskel
Name:	William M. Haskel
Title:	SVP, General Counsel and Corporate Secretary
Date:	7/28/17

[Signature page to Master Manufacturing Services Agreement]

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APPENDIX 1

FORM OF PRODUCT AGREEMENT

(Includes Schedules A to D)

PRODUCT AGREEMENT

This Product Agreement (this “Product Agreement”) is issued under the Master Manufacturing Services Agreement dated July 28, 2017 between Patheon UK Limited and Paratek Pharmaceuticals Inc. (the “Master Agreement”), and is entered into [insert effective date] (the “Effective Date”), between Patheon UK Limited, a corporation existing under the laws of England [or applicable founding jurisdiction for Patheon Affiliate], having a principal place of business at Kingfisher Drive, Covingham, Swindon, SN3 5BZ, England (“Patheon”) and Paratek Pharmaceuticals Inc. a corporation existing under the laws of Delaware, of 4th Floor, 75 Park Plaza, Boston, MA 02116, USA (“Client”).

The terms and conditions of the Master Agreement are incorporated herein except to the extent this Product Agreement expressly references the specific provision in the Master Agreement to be modified by this Product Agreement.  All capitalized terms that are used but not defined in this Product Agreement will have the respective meanings given to them in the Master Agreement.

The Schedules to this Product Agreement are incorporated into and will be construed in accordance with the terms of this Product Agreement.

1.	Product List and Specifications (See Schedule A attached hereto)
2.	Minimum Order Quantity, Annual Volume, and Price (See Schedule B attached hereto)
3.	Annual Stability Testing and Validation Activities (if applicable) (See Schedule C attached hereto)
4.	Active Materials[* * *] (See Schedule D attached hereto)
5.	[* * *]
6.	Territory: (insert the description of the Territory here)
7.	Manufacturing Site: (insert address of Patheon Manufacturing Site where the Manufacturing Services will be performed)

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8.

Inflation Index: pursuant to Section 4.2(a) of the Master Agreement, the inflation index is [     ]   [for US and Puerto Rico, the Producer Price Index pcu32541235412 for Pharmaceutical Preparation Manufacturing (“PPI”) published by the United States Department of Labor, Bureau of Labor Statistics] [for Italy, the Consumer Price Index, published by ISTAT.  This index is set forth at the following web address: http://www.istat.it/salastampa/comunicati/in_calendario/precon/20110114_00/] [France] [France – TBC]

9.	Currency: (if applicable under Section 1.4 of the Master Agreement)

[* * *]

10.	Initial Product Term: (per Section 8.1 of the Master Agreement) from the Effective Date until December 31, 20__
11.	Notices: (if applicable under Section 13.10 of the Master Agreement)
12.	Other Modifications to the Master Agreement: (if applicable under Section 1.2 of the Master Agreement)
13.	[* * *]

________________________________________

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IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Product Agreement as of the Effective Date set forth above.

PATHEON UK LIMITED

By:  _____________________________

Name:  ___________________________

Title:  _____________________________

Date: ______________________________

PARATEK PHARMACEUTICALS INC.

By:  _____________________________

Name:  ___________________________

Title:  _____________________________

Date: _____________________________

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SCHEDULE A

PRODUCT LIST AND SPECIFICATIONS

Product List

[insert product list]

Specifications

Prior to the start of commercial manufacturing of Product under this Agreement, Client will give Patheon the originally executed copies of the Specifications as approved by the applicable Regulatory Authority, which shall be appropriately referred to in the Quality Agreement.  If the Specifications received are subsequently amended, then Client will give Patheon the revised and originally executed copies of the revised Specifications.  Upon acceptance of the revised Specifications, Patheon will give Client a signed and dated receipt indicating Patheon’s acceptance of the revised Specifications.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Master Manufacturing Services Agreement

SCHEDULE B

[* * *] PRICE

[Insert Price Table]

Manufacturing Assumptions:

Packaging Assumptions:

Testing Assumptions:

The following cost items are included in the Price for the Products:

•	[* * *]

The following cost items are not included in the Price for the Products:

•	[* * *]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Master Manufacturing Services Agreement

SCHEDULE C

ANNUAL STABILITY TESTING [and VALIDATION ACTIVITIES (if applicable)]

Patheon and Client will agree in writing on any stability testing to be performed by Patheon on the Products.  This agreement will specify the commercial and Product stability protocols applicable to the stability testing and the fees payable by Client for this testing including the Price for the Product withdrawn for the stability testing.

[NTD: Schedule C should clearly indicate when and/or under what conditions Patheon’s responsibility to perform stability testing will end]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Master Manufacturing Services Agreement

SCHEDULE D

ACTIVE MATERIALS

Active Materials	Supplier
•	•
•	•

[* * *]

[End of Product Agreement]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Master Manufacturing Services Agreement

EXHIBIT A

TECHNICAL DISPUTE RESOLUTION

Technical Disputes which cannot be resolved by negotiation as provided in Section 12.2 will be resolved in the following manner:

1.Appointment of Expert. Within [* * *] after a Party requests under Section 12.2 that an expert be appointed to resolve a Technical Dispute, the Parties will jointly appoint a mutually acceptable expert with experience and expertise in the subject matter of the dispute.  If the Parties are unable to so agree within the [* * *] period, or if there is a disclosure of a conflict by an expert under Paragraph 2 hereof which results in the Parties not confirming the appointment of the expert, then an expert (willing to act in that capacity hereunder) will be appointed by an experienced arbitrator on the roster of the American Arbitration Association.

2.Conflicts of Interest.  Any person appointed as an expert will be entitled to act and continue to act as an expert even if at the time of his appointment or at any time before he gives his determination, he has or may have some interest or duty which conflicts or may conflict with his appointment if before accepting the appointment (or as soon as practicable after he becomes aware of the conflict or potential conflict) he fully discloses the interest or duty and the Parties will, after the disclosure, have confirmed his appointment.

3.[* * *]

4.Procedure.  Where an expert is appointed:

(a)

Timing.  The expert will be so appointed on condition that (i) he promptly fixes a reasonable time and place for receiving representations, submissions or information from the Parties and that he issues the authorizations to the Parties and any relevant third party for the proper conduct of his determination and any hearing and (ii) he renders his decision (with full reasons) within [* * *] (or another date as the Parties and the expert may agree) after receipt of all information requested by him under Paragraph 4(b) hereof.

(b)

Disclosure of Evidence.  The Parties undertake one to the other to give to any expert all the evidence and information within their respective possession or control as the expert may reasonably consider necessary for determining the matter before him which they will disclose promptly and in any event within [* * *] of a written request from the relevant expert to do so.  All disclosures to such expert shall be subject to confidentiality obligations at least as strict as those in the Master Agreement.

(c)

Advisors.  Each Party may appoint any counsel, consultants and advisors as it feels appropriate to assist the expert in his determination and so as to present their respective cases so that at all times the Parties will co-operate and seek to narrow and limit the issues to be determined.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Master Manufacturing Services Agreement

(d)

Appointment of New Expert.  If within the time specified in Paragraph 4(a) above the expert will not have rendered a decision in accordance with his appointment, a new expert may (at the request of either Party) be appointed and the appointment of the existing expert will thereupon cease for the purposes of determining the matter at issue between the Parties except if the existing expert renders his decision with full reasons prior to the appointment of the new expert, then this decision will have effect and the proposed appointment of the new expert will be withdrawn.

(e)	Final and Binding. The determination of the expert will, except for fraud or manifest error, be final and binding upon the Parties.
(f)

Costs.  Each Party will bear its own costs for any matter referred to an expert hereunder and, in the absence of express provision in the Agreement to the contrary, the costs and expenses of the expert will be shared equally by the Parties.

For greater certainty, the release of the Products for sale or distribution under the applicable marketing approval for the Products will not by itself indicate compliance by Patheon with its obligations for the Manufacturing Services and further nothing in this Agreement (including this Exhibit A) will remove or limit the authority of the relevant qualified person (as specified by the Quality Agreement) to determine whether the Products are to be released for sale or distribution.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Master Manufacturing Services Agreement

EXHIBIT B

QUARTERLY ACTIVE MATERIALS INVENTORY REPORT

TO:Paratek Pharmaceuticals Inc.

FROM:PATHEON UK LIMITED [or applicable Patheon Affiliate]

RE:	Active Materials quarterly inventory report under Section 2.2(a) of the Master Manufacturing Services Agreement dated • (the "Agreement")

Reporting quarter:

Active Materials on hand at beginning of quarter:	kg	(A)

Active Materials on hand at end of quarter:	kg	(B)

Quantity Received during quarter:	kg	(C)

Quantity Dispensed[1] during quarter:	kg
(A + C – B)

Quantity Converted during quarter:	kg
(total Active Materials in Products produced
and not rejected, recalled or returned or in work-in-process)

Capitalized terms used in this report have the meanings given to the terms in the Agreement.

PATHEON UK LIMITED	DATE:
[or applicable Patheon Affiliate]

Per:
Name:
Title:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C

[* * *]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PRODUCT AGREEMENT

This Product Agreement (this “Product Agreement”) is issued under the Master Manufacturing Services Agreement dated July 28, 2017 between Patheon UK Limited and Paratek Pharmaceuticals Inc. (the “Master Agreement”), and is entered into as of July 28, 2017 (the “Effective Date”), between Patheon UK Limited, a corporation existing under the laws of England, having a principal place of business at Kingfisher Drive, Covingham, Swindon, SN3 5BZ, England (“Patheon”) and Paratek Pharmaceuticals Inc. a corporation existing under the laws of Delaware, of 4th Floor, 75 Park Plaza, Boston, MA 02116, USA (“Client”).

The terms and conditions of the Master Agreement are incorporated herein except to the extent this Product Agreement expressly references the specific provision in the Master Agreement to be modified by this Product Agreement.  All capitalized terms that are used but not defined in this Product Agreement will have the respective meanings given to them in the Master Agreement.

The Schedules to this Product Agreement are incorporated into and will be construed in accordance with the terms of this Product Agreement.

14.	Product List and Specifications (See Schedule A attached hereto).
15.	Minimum Order Quantity Annual Volumes and Price (See Schedule B attached hereto).
16.	Annual Stability Testing (See Schedule C attached hereto).
17.	Active Materials[* * *] (See Schedule D attached hereto).
18.	[* * *]
19.	Territory: [* * *]
20.	Manufacturing Site: [* * *]
21.	Inflation Index: the inflation index is, the consumer Price Index, published by ISTAT. This index is set forth at the following web address: http://dati.istate.it/?lang=en
22.	Currency: US Dollars
23.	[* * *]
24.	Initial Product Term: per Section 8.1 of the Master Agreement, from the Effective Date until December 31, 2022.
25.	Notices: As stated in Section 13.10 of the Master Agreement
26.	Other Modifications to the Master Agreement:

[* * *]

[Signature page to Product Agreement]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Product Agreement as of the Effective Date set forth above.

PATHEON UK LIMITED

By:	/s/ Andrew Robinson
Name:	Andrew Robinson
Title:	Director
Date:	7/28/17

PARATEK PHARMACEUTICALS INC.

By:	/s/ William M. Haskel
Name:	William M. Haskel
Title:	SVP, General Counsel and Corporate Secretary
Date:	7/27/17

[Signature page to Product Agreement]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE A

PRODUCT LIST AND SPECIFICATIONS

Product List

Product	Vial Size	Fill Volume	Lyo Cycle Duration	Packaging Configuration
PTK0796 lyophilized vials	[* * *]	[* * *]	[* * *]	[* * *]

Specifications

Prior to the start of commercial manufacturing of Product under this Agreement, Client will give Patheon the originally executed copies of the Specifications as approved by the applicable Regulatory Authority, which shall be appropriately referred to in the Quality Agreement.  If the Specifications received are subsequently amended, then Client will give Patheon the revised and originally executed copies of the revised Specifications.  Upon acceptance of the revised Specifications, Patheon will give Client a signed and dated receipt indicating Patheon’s acceptance of the revised Specifications.

[Signature page to Product Agreement]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE B

[* * *] PRICE

[* * *]

Manufacturing Assumptions:

[* * *]

Packaging Assumptions:

[* * *]

Testing Assumptions:

[* * *]

Cleaning Assumptions:

[* * *]

Supply Chain Assumptions:

[* * *]

The following cost items are included in the Price for the Products:

[* * *]

The following cost items are not included in the Price for the Products:

[* * *]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE C

ANNUAL STABILITY TESTING

Patheon and Client will agree in writing on any stability testing to be performed by Patheon on the Products.  The Quality Agreement will specify the commercial and Product stability protocols applicable to the stability testing and the fees payable by Client for this testing including the Price for the Product withdrawn for the stability testing.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE D

ACTIVE MATERIALS

Active Materials	Supplier
ptk0796

[* * *]